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                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2002
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TABLE OF CONTENTS
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                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

 Shareholder Letter .....................................................  1

 Market Overview ........................................................  2

 Performance Summary ....................................................  8

 Portfolio of Investments ............................................... 19

 Statements of Assets and Liabilities ................................... 36

 Statements of Operations ............................................... 38

 Statements of Changes in Net Assets .................................... 40

 Statements of Changes in Net Assets - Capital Stock Activity ........... 42

 Financial Highlights ................................................... 44

 Notes to Financial Statements .......................................... 55



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SHAREHOLDER LETTER
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                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

Dear Shareholders:

We have now experienced three consecutive down years in each of the three major stock indices - something we have not seen in the DJIA and S&P 500 since 1939-1941. The cumulative losses (2000-2002), including dividends, in the DJIA, S&P 500 and Nasdaq Composite were -23.3%, -37.4% and -66.8%, respectively. According to the Leuthold Group, a Minneapolis-based firm known for its research for institutional investors, the S&P 500 moved 3% or more a total of 17 trading days in 2002. The last time the market saw such dramatic price swings (volatility) was 1938. There is simply no way to put a positive spin on the performance of the equities markets over the past three years. The bubble may be gone, but investors are still cautious, as evidenced by the $2.3 trillion in money market funds - funds that currently yield less than 1.5% on average. Having said that, we are encouraged by the economic recovery underway in the U.S. and expect corporate earnings to rebound in 2003.

With respect to the economy, despite a disappointing showing by retailers in December, consumer spending continues to fuel our recovery. Low mortgage rates, in particular, have been a boon for the housing market and mortgage refinancings in 2002 allowed homeowners to cash-out an estimated $100 billion dollars for discretionary spending purposes. The relatively shallow recession experienced in 2001 was largely a slump in manufacturing. Businesses curtailed spending; consumers did not. The good news heading into 2003 is that manufacturing activity is once again expanding. The Institute for Supply Management (ISM) said its members estimate that manufacturing revenue will rise 5.4% in 2003, up from 1.1% in 2002.

Assuming the economic recovery is sustainable; we believe that earnings will be the primary driver of stock performance over the next couple of years. The Federal Reserve has lowered interest rates about as far as it can. Hopefully, investors will find President Bush's proposed tax cuts and fiscal stimulus package attractive, especially the elimination of the taxation of corporate stock dividends. According to First Call, first quarter 2003 earnings growth for the companies in the S&P 500 index is expected to be 10%. The firm is forecasting earnings growth of 13.2% for all of 2003 and 14.7% for 2004, considerably better than the 1.2% bump in 2002. Having underperformed fixed-income securities over the most recent 5-year period, we believe the pendulum is poised to shift back in favor of equities.

As always, our approach to investing on behalf of the First Defined Portfolio Fund, LLC is based in the belief that a disciplined buy-and-hold philosophy best suits the long-term investor. The companies selected for our defined sector portfolios are researched and evaluated using database screening techniques, fundamental analysis, and the judgement of our research analysts. We believe that financial markets generally set the price of financial securities based upon expectations for future cash flows. It is our contention that successful investors tend to select stocks where management is able to exceed cash flow expectations. Likewise, portfolios derived from indexes that employ unique quantitative strategies that combine historical evidence with common sense will continue to give investors an opportunity to obtain returns greater than that of the actual indexes.

                  |S| SIGNATURE

                  James A. Bowen
                  President of the First Defined
                  Portfolio Fund, LLC

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                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2002 ANNUAL REPORT

We have now experienced three consecutive down years in each of the three major stock indices - something we have not seen in the DJIA and S&P 500 since 1939-1941. If you do not include dividends, the 16.8% decline in the DJIA in 2002 is the worst drop since it lost 17.3% in 1977, according to MarketHistory.com. The 23.4% decline in the S&P 500 is the largest drop since the 30% drubbing it took in 1974. The NASDAQ's 31.5% slide is its third worst year since its inception in 1972. The net effect (2002) was around a $2.8 trillion loss in shareholder wealth, according to Wilshire Associates.

We believe that the equities markets have spent the better part of the past three years correcting the lofty and, in many cases, unwarranted valuation levels resulting from the Internet revolution and Y2K spending boom of the late 1990s. It has taken the business community nearly as long to work down the overcapacity (inventory levels) caused by the slowdown in capital spending starting in 2000. Now that inventory levels are back to normal, the U.S. economy needs businesses to pick up their spending levels once again.

Business investment, the weakest link in the sluggish U.S. economy, will make a comeback once uncertainty about Iraq and the lingering impact of the stock market drop ease, according to Federal Reserve Chairman Alan Greenspan. Once the U.S. moves past the gloom about Iraq and stocks, "short-term risks will fall and the large rates of return will then become very attractive," Greenspan told members of the Council on Foreign Relations in November. Business investment accounts for one-tenth of U.S. economic activity. It fell in 2001 for the first time in a decade and continued to drop in the first half of 2002. A recent survey conducted by Robert Half Management asked 1,400 CFOs to disclose when they expect to see signs of economic improvement and 51% believed it would occur by the end of the second quarter of 2003.

There are some positives to grab onto as we head into 2003. First, the U.S. economy is growing, albeit modestly. Second, the S&P 500 Index is trading at a more digestible P/E multiple of 17.2 based on earnings projections for the next four quarters (Q4'02-Q3'03), according to First Call. And lastly, the combination of the Fed's monetary stimulus with the newly proposed government fiscal stimulus could give the economy the boost it needs in 2003.

We are also encouraged by the following news:

      o Stock dividends are back in vogue and President Bush has submitted a proposal to Congress calling for the elimination of the double taxation of stock dividends. If approved by Congress, dividend-paying stocks could attract more investment capital in the future, which could increase their potential for generating capital appreciation. The USA's biggest companies are in a far better financial position today to pay dividends than at the height of the stock market run-up at the end of the 1990s, according to USA TODAY. Standard & Poor's notes that industrial companies in the S&P 500 list of the largest publicly traded companies have accumulated about $414 billion in cash, up from $261 billion in 1999.

      o The S&P 500 index has risen 256% during the past 15 years, according to USA TODAY. When you add in dividends, it's up 409%. Dividends can also cushion losses. The S&P is down 9.3% the past five years, but just 2.9% if you reinvested dividends. Dividend-paying stocks in the S&P 500 fell 13.3% last year vs. 30.3% for S&P 500 members that didn't pay dividends.

In closing, perhaps our greatest concern heading into 2003 has more to do with geopolitical risks, such as a prolonged war with Iraq, than with the fundamentals of the market. We do agree with Chairman Greenspan's position that once the U.S. selects a course of action with Iraq - investors will be willing to assume more risk in search of higher returns.

DEFINED TARGET PORTFOLIOS

TARGET MANAGED VIP PORTFOLIO

THE INVESTMENT POLICY FOR THIS PORTFOLIO CHANGED EFFECTIVE APRIL 30, 2002. THE POLICY CHANGE CALLED FOR SWITCHING FROM THE DOWSM TARGET 5 PORTFOLIO TO THE TARGET MANAGED VIP PORTFOLIO.

The Target Managed VIP Portfolio seeks to provide above-average total return.

The Target Managed VIP Portfolio seeks to achieve its objective by investing in common stocks of companies that are identified by a model based on six uniquely specialized strategies: The DowSM Dart 5 strategy; The European Target 20 Strategy; The NASDAQ(R)Target 15 Strategy; The S&P Target 24 Strategy; The Target Small-Cap Strategy; and the Value

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                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2002 ANNUAL REPORT

Line(R) Target 25 Srategy. To select the stocks for the portfolio, the investment adviser generally selects those stocks identified by a model based on the strategies. The portfolio will be adjusted on or about December 31 in accordance with the investment strategy.

The Target Managed VIP Portfolio lagged the DJIA in the last eight months of 2002. The Net Asset Value (NAV) declined from $8.03 to $6.47 during the last eight months of the calendar year. Eighteen stocks advanced and one hundred and four declined during that period.

The top performing stocks for the last eight months of 2002 were the following:
Apollo Group (+14.7%), Verisity Ltd. (+14.4%), PETsMART (+14.1%), Ultra Petroleum (+12.4%), Fossil (+10.0%) and UCBH Holdings (+8.0%).

The stocks that performed poorly for the last eight months of 2002 were the following: TTI Team Telecom (-77.0%), Children's Place (-69.3%), Great Atlantic (-68.5%), Matria Health (-58.5%), Wet Seal (-54.7%), Dura Automotive (-53.9%),
URS Corp. (-53.8%), Concord (-51.7%) and United Auto (-50.0%).

DOW(SM) DART 10 PORTFOLIO

The Dow(SM) Dart 10 Portfolio seeks to provide above-average total return.

The Dow(SM) Dart 10 Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. To select the stocks for the DowSM Dart 10 Portfolio, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the ten companies in the DJIA that have the highest dividend yields and buyback ratios as of the close of business on or about the applicable stock selection date. Buyback ratio is determined by subtracting one from the ratio of the company's common shares outstanding 12 months prior to the applicable stock selection date divided by the common shares outstanding on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

The Dow(SM) Dart 10 Portfolio lagged the DJIA in 2002. The Net Asset Value (NAV) declined from $8.54 to $6.98 during the calendar year. One stock advanced and nine declined. Eastman Kodak posted a gain of 25.5%. IBM, Alcoa, JP Morgan Chase, General Motors, Disney, Hewlett Packard, Boeing, Exxon Mobil and Philip Morris performed poorly declining 35.5%, 34.6%, 30.7%, 20.8%, 20.3%, 13.9%,
13.4%, 8.9% and 6.8%, respectively. Value investing outperformed growth investing in 2002, as measured by Standard & Poors. The S&P Barra Value Index was down 20.7% while the S&P Barra Growth Index declined by 23.5%.

S&P TARGET 24 PORTFOLIO

THE INVESTMENT POLICY FOR THIS PORTFOLIO CHANGED EFFECTIVE APRIL 30, 2002. THE POLICY CHANGE CALLED FOR SWITCHING FROM THE S&P TARGET 10 PORTFOLIO TO THE S&P TARGET 24 PORTFOLIO.

The S&P Target 24 Portfolio seeks to provide above-average total return.

The S&P Target 24 Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the portfolio, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the 24 companies selected from a subset of the stocks included in the S&P 500 Index as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted on or about December 31 in accordance with the investment strategy.

The S&P Target 24 Portfolio underperformed the S&P 500 Index in the last eight months of 2002. The Net Asset Value (NAV) declined from $7.72 to $6.14 during the last eight months of the calendar year. Three stocks advanced and twenty-one declined during that period.

The top performing stocks in the last eight months of 2002 were the following:
CenturyTel (+6.6%), Alltel Corp. (+5.1%) and Lexmark International (+1.2%).

The stocks that performed poorly in the last eight months of 2002 were the following: Concord (-51.7%), MGIC Investment (-42.0%), Wendy's (-27.0%), Abbott Labs (-24.8%), QLogic (-24.5%), Nabors (-22.6%) and Autodesk Inc. (-21.7%).

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                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2002 ANNUAL REPORT

NASDAQ(R) TARGET 15 PORTFOLIO

The Nasdaq(R) Target 15 Portfolio seeks to provide above-average total return.

The Nasdaq(R) Target 15 Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for the The Nasdaq(R) Target 15 portfolio, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the fifteen companies selected from a subset of the stocks included in the Nasdaq-100 Index, as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

The Nasdaq(R) Target 15 Portfolio outperformed the Nasdaq Composite in 2002. The Net Asset Value (NAV) declined from $9.25 to $6.83 during the calendar year. Four stocks advanced and eleven declined. The top performing stocks were the following: Apollo Group (+46.6%), Symantec Corp. (+22.1%), Paccar (+7.4%) and Bed Bath and Beyond (+1.9%). The poorest performers were the following: Nvidia (-82.8%), Cytyc (-60.9%), Concord (-52.0%) and Costco (-36.8%).

GLOBAL TARGET 15 PORTFOLIO

The Global Target 15 Portfolio seeks to provide above-average total return.

The Global Target 15 Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. To select the stocks for the Global Target 15 Portfolio, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial Ordinary Shared Index ("FT Index") and the Hang Seng Index. The Global target 15 portfolio primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, FT Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

The Global Target 15 Portfolio outperformed the MSCI World Index in 2002. The Net Asset Value (NAV) declined from $9.66 to $8.24 during the calendar year. Four stocks advanced and eleven declined. For 2002, one DJIA stock advanced and four declined. One stock in the Financial Times Industrial Ordinary Share Index
(FT) advanced and four declined. Two stocks in the Hang Seng advanced while three declined. The best performers were the following: Eastman Kodak (DJ) (+25.5%), Cheung Kong (HK) (+15.3%), Cathay Pacific (HK) (+8.4%) and Tate & Lyle
(FT) (+7.1%). The biggest decliners were the following: EMI Group PLC (FT) (-55.1%), Invensys (FT) (-49.4%), JP Morgan Chase (DJ) (-30.7%), SBC
Communications (DJ) (-28.3%) and Hysan (HK) (-22.7%).

10 UNCOMMON VALUES PORTFOLIO

The 10 Uncommon Values Portfolio seeks to provide above-average capital appreciation.

The 10 Uncommon Values Portfolio seeks to achieve its objective by investing primarily in the ten common stocks listed on a U.S. securities exchange, selected by the Investment Policy Committee of Lehman Brothers Inc. ("Lehman Brothers") with the assistance of the Research Departmant of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation (on a percentage basis) during the next year. The portfolio will be adjusted annually on or about July 1 in accordance with the investment strategy.

The 10 Uncommon Values Portfolio lagged the Nasdaq Composite and significantly underperformed the S&P 500 index in 2002. The Net Asset Value (NAV) declined from $5.40 to $3.41 during the calendar year. In the first half of 2002, two stocks advanced and eight declined. In the second half of 2002, featuring the new selections for the 2002 portfolio, one stock advanced and nine declined.

The top performing stocks in the FIRST HALF of 2002 were the following:
Washington Mutual (+16.8%) and Bed Bath & Beyond (+8.9%).

The stocks that performed poorly in the FIRST HALF of 2002 were the following:
Mirant Corp. (-56.0%), Liberty Media (-39.3%), Comcast Corp. (-36.9%), Cisco Systems (-25.8%), Waste Management (-15.0%), Alcoa (-11.0%), Concord (-8.2%) and Harley Davidson (-7.8%).

The top performing stock in the SECOND HALF of 2002 was Apollo Group (+13.9%).

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                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2002 ANNUAL REPORT

The stocks that performed poorly in the SECOND HALF of 2002 were the following:
HEALTHSOUTH (-66.0%), Capital One (-47.6%), Wendy's (-31.3%), Weyerhaeuser (-21.4%), KLA-Tencor (-18.9%), McKesson (-18.5%), AIG (-12.5%), Pfizer (-12.0%)
and Bed Bath & Beyond (-6.5%).

VALUE LINE(R) TARGET 25 PORTFOLIO

THE INVESTMENT POLICY FOR THIS PORTFOLIO CHANGED EFFECTIVE APRIL 30, 2002. THE POLICY CHANGE CALLED FOR SWITCHING FROM THE INTERNET PORTFOLIO TO THE VALUE LINE(R) TARGET 25 PORTFOLIO.

The Value Line(R) Target 25 Portfolio seeks to provide above-average capital appreciation.

The Value Line(R) Target 25 Portfolio primarily consists of a portfolio of 25 common stocks selected each year through a multi-step process from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted on or about December 31 in accordance with the investment strategy.

The Value Line(R) Target 25 Portfolio was down substantially in the last eight months of 2002 and underperformed both the Nasdaq Composite and the Dow Jones Composite Internet Index. The Net Asset Value (NAV) declined from $3.11 to $2.37 during the last eight months of the calendar year. Three stocks advanced and twenty-two declined.

The top performing stocks in 2002 were the following: PETsMART (+14.1%), Chico's FAS (+4.8%) and Hovnanian (+4.2%).

The stocks that performed poorly in 2002 were the following: Great Atlantic (-68.5%), Wet Seal (-54.7%), Shopko Stores (-40.2%), Ryland Group (-39.3%),
Fred's Inc. (-33.7%), DR Horton (-32.0%), Beazer Homes (-31.6%), American Woodmark (-29.4%) and American Axle (-29.0%).

DEFINED SECTOR PORTFOLIOS

FIRST TRUST TECHNOLOGY PORTFOLIO

The Technology Portfolio seeks to provide above-average capital appreciation.

The Technology Portfolio seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the technology industry including, among others, companies that offer computers, computer networking, software, semiconductor equipment and semiconductors. The companies selected for the Technology Portfolio are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The Investment adviser seeks companies that it considers to have above-average growth prospects.

The Technology Portfolio was down substantially in 2002 and lagged the Nasdaq Composite but outperformed the Morgan Stanley High Tech Index. The Net Asset Value (NAV) declined from $5.79 to $3.39 during the calendar year. Two stocks advanced and twenty-three declined.

The technology sector has yet to rebound from the lull in business spending following the Y2K boom back in the late nineties. Hardware sales, having declined 8.5% in 2002, are expected to rise 3.7% to $348.8 billion in 2003, according to IDC Corp. Laptop computers could get a boost from the build out of wireless networks. Worldwide sales of laptops are expected to rise by 8.8% to $57.3 billion next year. The Semiconductor Industry Association predicts that semiconductor sales will jump 19% to $169 billion, a nice rebound off a disappointing 2002. IDC Corp. estimates that worldwide packaged software sales will increase 6.3% to $194 billion. According to First Call, earnings growth for the S&P Information Technology sector is expected to jump 37% in 2003, much better than the estimated 2% rise in 2002.

The top performing stocks in 2002 were the following: Symantec Corp (+22.1%) and Lexmark International (+2.5%).

The stocks that performed poorly in 2002 were the following: Check Point Software (-67.5%), Flextronics (-65.9%), Veritas Software (-65.2%), Celestica Inc. (-65.1%), EMC Corp. (-54.3%), Scientific-Atlanta (-50.3%), Intel (-50.3%)
and Maxim Integrated (-37.0%).

FIRST TRUST ENERGY PORTFOLIO

The Energy Portfolio seeks to provide above-average capital appreciation.

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                        FIRST DEFINED PORTFOLIO FUND, LLC
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The Energy Portfolio seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the energy industry. The Energy Portfolio may hold securities of issuers in many energy sectors including, among others, integrated oil, oil field services and equipment, oil and gas production, and natural gas. The companies selected for the Energy Portfolio are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The Investment adviser seeks companies that it believes to have above-average growth prospects.

The Energy Portfolio was down in 2002 slightly lagging the AMEX Deutsche Bank Energy Index but substantially outperforming the S&P 500. The Net Asset Value
(NAV) declined from $11.29 to $10.78 during the calendar year. Fourteen stocks advanced and eleven declined.

The outlook for energy heading in 2003 is probably tied to geopolitical risks, such as a war with Iraq or an oil worker strike in Venezuela, more than the strength of the U.S. economy. OPEC President Abdullah al-Attiyah said on 1/5/03 that the cartel was poised to boost crude supplies by up to one million barrels per day (bpd) in an effort to tame oil prices, which have surged to two-year highs, according to MSNBC.com. Unless there is a sharp price decline, the cartel could lift output after January 14 via its mechanism that stipulates supplies be raised by 500,000 bpd if prices for a basket of OPEC crudes stay over $28 a barrel for 20 days. OPEC's crude basket was last valued at $30.05. If the U.S. and Iraq go to war, the price of oil could rise to $40 per barrel or higher. The duration of the war would factor into how long oil prices would remain at such lofty levels.

With the fate of Iraq and the Middle East in question, oil companies are looking at other nations, like Russia, as sources for oil. According to Lehman Brothers, total spending on oil exploration and production in the U.S. is expected to decline in 2003 by 0.7% to $30.3 billion, but increase 6% outside the U.S to $102.1 billion. According to First Call, earnings growth for the S&P Energy sector is expected to rise 19% in 2003, much better than the estimated 36% decline in 2002.

The top performing stocks in 2002 were the following: XTO Energy (+41.4%), ENI SPA (+32.8%), Petro-Canada (+28.0%), Precision Drilling (+26.0%), Canadian Natural Resources (+22.9%), Encana Corp. (+20.7%), Devon Energy (+19.3%) and Apache Corp. (+15.1%).

The stocks that performed poorly in 2002 were the following: Marathon Oil (-26.3%), ChevronTexaco (-23.1%), ConocoPhilips (-17.4%), Stone Energy (-15.5%), Anadarko (-15.2%) and GlobalSantaFe (-14.3%).

FIRST TRUST PHARMACEUTICAL PORTFOLIO

The Pharmaceutical Portfolio seeks to provide above-average capital appreciation.

The Pharmaceutical Portfolio seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the Pharmaceutical industry. The Pharmaceutical Portfolio may hold securities of issuers in many pharmaceutical sectors including, among others, medical supplies, drugs and biotech. The companies selected for the Pharmaceutical Portfolio are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The Investment adviser seeks companies that it believes to have above-average growth prospects.

The Pharmaceutical Portfolio was down in 2002, and underperformed both the S&P 500 and the AMEX Pharmaceutical Index. The Net Asset Value (NAV) declined from $12.07 to $8.65 during the calendar year. Four stocks advanced and twenty-one declined.

We have now experienced three consecutive down years in each of the three major stock indices -- something we have not seen in the Dow and S&P 500 since 1939-1941. If you do not include dividends, the 23.4% decline in the S&P 500 is the largest drop since the 30% fall in 1974, according to MarketHistory.com. The following S&P group returns reflect how drug stocks fared in 2002:
Pharmaceuticals (-19.9%) and Biotechnology (-20.4%).

The performance of the drug companies in 2002 was negatively impacted by a lack of new blockbuster medications and the patent expirations of older ones. The absence of new drugs allowed the generic companies to capture more market share by beating the brands on price. With the Republicans now controlling Congress, the prevailing thought with respect to a Medicare drug benefit is that it could still pass in 2003, but it would probably not call for stern price controls. The FDA has a new commissioner following a two-year void. Dr. Mark B. McClellan has commented that one of his interests is in

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                        FIRST DEFINED PORTFOLIO FUND, LLC
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accelerating the approval times for new drugs, which could help bring new medications to market faster. According to First Call, earnings growth for the S&P Health Care sector is expected to increase 12% in 2003, up from the estimated 5% rise in 2002.

The top performing stocks in 2002 were the following: Teva Pharmaceutical (+26.0%), Forest Labs (+19.9%), Novartis AG (+2.0%) and Sanofi-Synthelabo (+0.6%).

The stocks that performed poorly in 2002 were the following: Andrx Group (-79.2%), Millennium Pharmaceuticals (-67.6%), King Pharmaceuticals (-59.2%), IDEC Pharmaceuticals (-51.9%), MedImmune (-41.4%), Genentech (-38.9%), Wyeth (-37.8%), Schering-Plough (-36.4%) and Cephalon (-35.6%).

FIRST TRUST FINANCIAL PORTFOLIO

The Financial Services Portfolio seeks to provide above-average capital appreciation.

The Financial Services Portfolio seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the financial services industry, including, among others, money center banks, major regional banks, financial and investment service providers and insurance companies. The companies selected for the Financial Services Portfolio are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The Investment adviser seeks companies that it believes to have above-average growth prospects.

The Financial Portfolio was down in 2002, but outperformed the S&P 500. The portfolio slightly outperformed the S&P Financials Index. The Net Asset Value
(NAV) declined from $11.68 to $10.00 during the calendar year. Eight stocks advanced and twenty-two declined.

We have now experienced three consecutive down years in each of the three major stock indices -- something we have not seen in the Dow and S&P 500 since 1939-1941. If you do not include dividends, the 23.4% decline in the S&P 500 is the largest drop since the 30% fall in 1974, according to MarketHistory.com. The following S&P group returns reflect how financial stocks fared in 2002: Banks (-0.9%), Property & Casualty (-10.9%), Insurance Brokers (-20.6%), Diversified Financials (-21.7%) and Consumer Finance (-29.2%).

The financial services industry continues to navigate its way through the fallout caused by high-profile accounting scandals, corporate bankruptcies and the massive insurance outlays stemming from the terrorist attacks on September 11, 2001 and other disasters. The investment banking business on Wall Street is sluggish compared to the boom levels achieved in the late nineties. To combat the slowdown, Wall Street firms have shed some 75,000 workers since the industry peak in 2000. The 10 largest Wall Street investment-banking firms recently agreed to pay $1.4 billion to settle the charges that the firms mislead the public with their research efforts. The outlook for Wall Street is improving and the Securities Industry Association is predicting that profits for the industry will rise 5% to 6% in 2003 to around $23 billion. Profits declined by 27% in 2002.

Commercial banks performed relatively well in 2002 thanks to the strong demand for home mortgages, refinancings and home equity loans. Also, bank-funding costs dropped from 4.6% in late 2000 to about 2% in 2002 thanks to the Federal Reserve's series of interest rate cuts beginning in 2001. The spread between what banks pay depositors and what banks earn on their loans widened in 2002, boosting profits by 27% to $42.6 billion, according to U.S. Bancorp Piper Jaffray. The research firm believes that profits will jump another 16% in 2003. With respect to the insurance industry, expect another year of double-digit premium increases in such areas as property-and-casualty and health care. The bill alone for the 9/11 attacks is $40 billion.

Financials are the most heavily weighted sector in the S&P 500 at 20.5%. According to First Call, earnings growth for the S&P Financials sector is expected to increase 15% in 2003, up slightly from the estimated 13% rise in 2002.

The top performing stocks in 2002 were the following: Principal Financial Group (+26.7%), AFLAC (+23.6%), Bank of America (+14.5%), Charter One (+14.2%),
Allstate Corp. (+12.3%) and Wells Fargo (+10.3%).

The stocks that performed poorly in 2002 were the following: Household International (-50.7%), Capital One (-44.8%), Investment Technology Group (-42.8%), Bank of New York (-39.9%) and FleetBoston (-30.2%).

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO(1)                                DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   TARGET                                TARGET                               TARGET
   MANAGED     DOW JONES    RUSSELL      MANAGED     DOW JONES    RUSSELL     MANAGED     DOW JONES   RUSSELL
    VIP       INDUSTRIAL     3000          VIP       INDUSTRIAL    3000        VIP       INDUSTRIAL    3000
  PORTFOLIO     AVE.**      INDEX***    PORTFOLIO      AVE.**     INDEX***   PORTFOLIO     AVE.**    INDEX ***
  ---------   ----------   ---------    ---------    ----------  ---------   ---------   ----------  ---------
                1999                                    2000                                2001
    -19.6%      9.0%         12.6%        7.2%          -4.7%       -7.5%      -5.0%        -5.5%     -11.4%


 TARGET
 MANAGED     DOW JONES   RUSSELL
  VIP       INDUSTRIAL    3000
PORTFOLIO     AVE.**     INDEX***
---------   ----------  ---------
               2001

-21.0%        -15.0%      -21.5%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              TARGET
              MANAGED
               VIP              DOW JONES                RUSSELL
             PORTFOLIO      INDUSTRIAL AVERAGE**       3000 index***
             ---------      --------------------      --------------
Oct 99        $10,000.00          $10,000.00            $10,000.00
Dec 99         $8,040.00          $10,896.00            $11,261.91
Dec 00         $8,620.00          $10,381.71            $10,420.03
Dec 01         $8,190.00           $9,815.91             $9,228.74
Dec 02         $6,470.00           $8,343.18             $7,240.81




                                    10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                    -------          --------          --------         --------        --------
Target Managed VIP Portfolio       $10,000.00        $8,040.00        $8,620.00         $8,190.00       $6,470.00
Dow Jones Industrial Ave.**        $10,000.00       $10,896.00       $10,381.71         $9,815.91       $8,343.18
Russell 3000 Index***              $10,000.00       $11,261.91       $10,420.03         $9,228.74       $7,240.81

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Target managed VIP Portfolio              10/6/99             -35.3%               -12.6%                   -21.0%
Dow Jones Industrial Ave.**                                   -16.6%                -5.4%                   -15.0%
Russell 3000 Index***                                         -27.6%                -9.5%                   -21.5%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)
*** The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

1. Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the DowSM Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
THE DOW (SM) DART 10 PORTFOLIO                                 DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    DART      DOW JONES      DART        DOW JONES        DART         DOW JONES      DART         DOW JONES
     10      INDUSTRIAL       10        INDUSTRIAL         10         INDUSTRIAL       10         INDUSTRIAL
  PORTFOLIO    AVE.**      PORTFOLIO      AVE.**        PORTFOLIO       AVE.**      PORTFOLIO       AVE.**
  ---------  ----------    ---------    ----------      ---------     ----------    ---------     ----------
          1999*                    2000                          2001                         2002
    -7.8%       9.0%         8.7%          -4.7%         -14.8%          -5.5%       -18.3%         -15.0%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  DART 10 PORTFOLIO    DOW JONES INDUSTRIAL AVE.**
                  -----------------    ---------------------------
Oct 99               $10,000.00                $10,000.00
Dec 99                $9,220.00                $10,896.00
Dec 00               $10,020.00                $10,381.71
Dec 01                $8,540.00                 $9,815.91
Dec 02                $6,980.00                 $8,348.18



                                    10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                    -------          --------          --------         --------        --------
DART 10 Portfolio                  $10,000.00        $9,220.00       $10,020.00         $8,540.00       $6,980.00
Dow Jones Industrial Ave.**        $10,000.00       $10,896.00       $10,381.71         $9,815.91       $8,343.18

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
DART 10 Portfolio                        10/6/99             -30.2%                -10.5%                 -18.3%
Dow Jones Industrial Ave.**                                  -16.6%                 -5.4%                 -15.0%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
GLOBAL TARGET 15 PORTFOLIO                                     DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



   GLOBAL                    GLOBAL                       GLOBAL                    GLOBAL
   TARGET       MSCI         TARGET         MSCI          TARGET          MSCI      TARGET          MSCI
     15         WORLD          15           WORLD           15            WORLD       15            WORLD
  PORTFOLIO    INDEX**      PORTFOLIO      INDEX**       PORTFOLIO       INDEX**   PORTFOLIO       INDEX**
  ---------    -------      ---------      -------       ---------       -------   ---------       -------
          1999*                       2000                          2001                     2002
   -2.9%        14.0%         2.0%          -14.1%         -2.4%         -17.8%     -14.7%         -19.9%



                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



              GLOBAL TARGET
              15 PORTFOLIO          MSCI WORLD INDEX**
              -------------         -----------------
Oct 99          $10,000.00             $10,000.00
Dec 99           $9,710.00             $11,395.00
Dec 00           $9,900.00              $9,794.00
Dec 01           $9,660.00              $8,047.70
Dec 02           $8,240.00              $6,501.75


                                    10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                    -------          --------          --------         --------        --------
Global Target 15 Portfolio         $10,000.00        $9,710.00        $9,900.00         $9,660.00       $8,240.00
MSCI World Index**                 $10,000.00       $11,395.00        $9,794.00         $8,047.70       $6,501.75

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Global Target 15 Portfolio               10/6/99              -17.6%                -5.8%                  -14.7%
MSCI World Index**                                            -35.0%               -12.4%                  -19.9%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Morgan Stanley Capital International World Index is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
S&P(R)TARGET 24 PORTFOLIO(1)                                   DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     S&P                       S&P                        S&P                         S&P
   TARGET        S&P         TARGET          S&P        TARGET           S&P        TARGET           S&P
     24          500           24            500          24             500          24             500
  PORTFOLIO    INDEX**      PORTFOLIO      INDEX**     PORTFOLIO       INDEX**     PORTFOLIO       INDEX**
  ---------    -------      ---------      -------     ---------       -------     ---------       -------
          1999*                     2000                        2001                         2002
    18.3%       11.2%        -19.4%         -9.1%        -24.6%        -16.9%       -14.6%        -22.1%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                 S&P TARGET
                24 PORTFOLIO            S&P 500 INDEX**
                ------------            ---------------
Oct 99           $10,000.00                 $10,000.00
Dec 99           $11,830.00                 $11,115.00
Dec 00            $9,540.00                 $10,103.54
Dec 01            $7,190.00                  $8,903.20
Dec 02            $6,140.00                  $6,934.81

                                    10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                    -------          --------          --------         --------        --------
S&P Target 24 Portfolio            $10,000.00       $11,830.00        $9,540.00         $7,190.00       $6,140.00
S&P 500 Index**                    $10,000.00       $11,115.00       $10,103.54         $8,903.20       $6,934.81

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio                  10/6/99               -38.6%              -14.0%                   -14.6%
S&P 500 Index**                                                -30.7%              -10.7%                   -22.1%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Standard & Poor's Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

1. Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the S&PTarget 10 Portfolio to the S&P Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
NASDAQ(R)TARGET 15 PORTFOLIO                                   DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


   NASDAQ                                 NASDAQ                                 NASDAQ
   TARGET      NASDAQ        NASDAQ       TARGET        NASDAQ        NASDAQ     TARGET      NASDAQ       NASDAQ
     15       COMPOSITE       100           15         COMPOSITE       100         15       COMPOSITE    COMPOSITE
  PORTFOLIO    INDEX**      INDEX***     PORTFOLIO      INDEX**      INDEX***   PORTFOLIO    INDEX**      INDEX**
  ---------   ---------    ---------     ---------     ---------    ---------   ---------   ---------    ---------
                1999*                                    2000                                  2001
    46.0%       42.5%        46.4%        -11.8%        -39.2%        -36.8%     -28.2%       -20.8%       -32.6%

  NASDAQ
  TARGET      NASDAQ       NASDAQ
    15       COMPOSITE    COMPOSITE
 PORTFOLIO    INDEX**      INDEX**
 ---------   ---------    ---------
                2002
  -26.2%       -31.3%      -37.5%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


            NASDAQ TARGET
            15 PORTFOLIO    NASDAQ COMPOSITE INDEX**   NASDAQ 100 INDEX***
            -------------   ------------------------   -------------------
Oct 99        $10,000.00          $10,000.00                $10,000.00
Dec 99        $14,600.00          $14,251.00                $14,644.03
Dec 00        $12,880.00           $8,677.46                 $9,251.23
Dec 01         $9,250.00           $6,863.76                 $6,233.67
Dec 02         $6,830.00           $4,717.67                 $3,894.03



                                    10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                    -------          --------          --------         --------        --------
Nasdaq Target 15 Portfolio         $10,000.00       $14,600.00       $12,880.00         $9,250.00       $6,830.00
Nasdaq Composite Index**           $10,000.00       $14,251.00        $8,667.46         $6,863.76       $4,717.67
Nasdaq 100 Index***                $10,000.00       $14,644.03        $9,251.23         $6,233.67       $3,894.03

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
Nasdaq Target 15 Portfolio               10/6/99             -31.7%                -11.1%                   -26.2%
Nasdaq Composite Index**                                     -52.8%                -20.7%                   -31.3%
Nasdaq 100 Index***                                          -61.1%                -25.3%                   -37.5%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)
*** The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. (Bloomberg)

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO                       DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


  FIRST TRUST                         FIRST TRUST                          FIRST TRUST
      10         S&P      NASDAQ          10         S&P       NASDAQ          10         S&P       NASDAQ
   UNCOMMON      500     COMPOSITE     UNCOMMON      500      COMPOSITE     UNCOMMON      500      COMPOSITE
    VALUES     INDEX**   INDEX***       VALUES     INDEX**    INDEX***       VALUES     INDEX**    INDEX***
   --------    -------   ---------     --------    -------    ---------     --------    -------    ---------
                1999*                              2000                                  2001
     14.0%      11.2%      42.5%       -26.4%     -9.1%        -39.2%        -35.6%      -16.9%     -20.8%

 FIRST TRUST
     10            S&P       NASDAQ
  UNCOMMON         500      COMPOSITE
   VALUES        INDEX**    INDEX***
  --------       -------    ---------
                 2001
   -36.9%         -22.1%      -31.3%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



               FIRST TRUST                              NASDAQ
           10 UNCOMMON VALUES    S&P 500 INDEX**   COMPOSITE INDEX***
           ------------------    ---------------   ------------------
Oct 99         $10,000.00            $10,000.00        $10,000.00
Dec 99         $11,400.00            $11,115.00        $14,251.00
Dec 00          $8,390.00            $10,103.54         $8,667.46
Dec 01          $5,400.00             $8,903.29         $6,863.76
Dec 02          $3,410.00             $6,934.81         $4,717.67


                                  10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                  -------          --------          --------         --------        --------
First Trust 10 Uncommon Values   $10,000.00       $11,400.00        $8,390.00         $5,400.00       $3,410.00
S&P500 Index**                   $10,000.00       $11,115.00       $10,103.54         $8,903.29       $6,934.81
Nasdaq Composite Index***        $10,000.00       $14,251.00        $8,667.46         $6,863.76       $4,717.67

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
First Trust 10 Uncommon Values           10/6/99              -65.9%               -28.3%                   -36.9%
S&P 500 Index.**                                              -30.7%               -10.7%                   -22.1%
Nasdaq Composite Index***                                     -52.8%               -20.7%                   -31.3%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)
*** The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO(1)                              DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    VALUE                                             VALUE
    LINE                    DJ                        LINE                    DJ
   TARGET      NASDAQ      COMP       RUSSELL        TARGET      NASDAQ      COMP       RUSSELL
     25       COMPOSITE  INTERNET      3000            25       COMPOSITE  INTERNET      3000
  PORTFOLIO    INDEX**   INDEX***    INDEX ****     PORTFOLIO    INDEX**   INDEX***    INDEX ****
  ---------   ---------  --------    ----------     ---------   ---------  --------    ----------
                      1999*                                              2000
    63.3%       42.5%      59.1%       12.6%         -42.9%       -39.2%     -66.0%       -7.5%

    VALUE                                              VALUE
    LINE                    DJ                         LINE                    DJ
   TARGET      NASDAQ      COMP       RUSSELL         TARGET      NASDAQ      COMP       RUSSELL
     25       COMPOSITE  INTERNET      3000             25       COMPOSITE  INTERNET      3000
  PORTFOLIO    INDEX**   INDEX***    INDEX ****      PORTFOLIO    INDEX**   INDEX***    INDEX ****
  ---------   ---------  --------    ----------      ---------   ---------  --------    ----------
                      2001                                               2002
   -55.5%      -20.8%     -54.4%      -11.4%          -42.9%      -31.3%    -38.9%       -21.5%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  VALUE
                  LINE                            DJ
                 TARGET          NASDAQ          COMP           RUSSELL
                   25           COMPOSITE      INTERNET          3000
                PORTFOLIO        INDEX**       INDEX***        INDEX ****
                ---------       ---------      --------        ----------
 Oct 99         $10,000.00      $10,000.00    $10,000.00        $10,000.00
 Dec 99         $16,330.00      $14,251.00    $15,905.00        $11,261.91
 Dec 00          $9,320.00       $8,667.46     $5,402.93        $10,420.03
 Dec 01          $4,150.00       $6,863.76     $2,465.36         $9,228.74
 Dec 02          $2,370.00       $4,717.67     $1,506.61         $7,240.81



                                   10/6/99          12/31/99          12/31/00         12/31/01        12/31/02
                                   -------          --------          --------         --------        --------
Value Line Target 25 Portfolio    $10,000.00       $16,330.00        $9,320.00         $4,150.00       $2,370.00
Nasdaq Composite Index**          $10,000.00       $14,251.00        $8,667.46         $6,863.76       $4,717.67
DJ Comp Internet Index***         $10,000.00       $15,905.00        $5,402.93         $2,465.36       $1,506.61
Russell 3000 Index****            $10,000.00       $11,261.91       $10,420.03         $9,228.74       $7,240.81

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio           10/6/99              -76.3%               -35.9%                   -42.9%
Nasdaq Composite Index**                                      -52.8%               -20.7%                   -31.3%
Dow Jones Comp Internet Index***                              -84.9%               -44.3%                   -38.9%
Russell 3000 Index ****                                       -27.6%                -9.5%                   -21.5%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)
*** The Dow Jones Composite Internet Index is a modified capitalization-weighted index. The index is intended to track performance of companies that are involved in internet related activities. The index consists of 40 stocks. (Bloomberg)
**** The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

1. Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
ENERGY PORTFOLIO                                               DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 S&P      AMEX DB    RUSSELL 1000    RUSSELL 1000                  S&P       AMEX DB   RUSSELL 1000    RUSSELL 1000
    ENERGY       500      ENERGY     INTEGRATED     OTHER ENERGY      ENERGY       500       ENERGY     INTEGRATED     OTHER ENERGY
   PORTFOLIO   INDEX**   INDEX***    OIL INDEX+        INDEX++       PORTFOLIO   INDEX**    INDEX***    OIL INDEX+        INDEX++
   ---------   -------   --------    ------------    ------------    ---------   -------    ---------  ------------    ------------
                                 1999*                                                               2000
     12.3%      11.2%      1.5%          3.1%            6.2%           41.3%     -9.1%        37.0%      12.6%            69.1%

                 S&P      AMEX DB    RUSSELL 1000    RUSSELL 1000                  S&P       AMEX DB   RUSSELL 1000    RUSSELL 1000
    ENERGY       500      ENERGY     INTEGRATED     OTHER ENERGY      ENERGY       500       ENERGY     INTEGRATED     OTHER ENERGY
   PORTFOLIO   INDEX**   INDEX***    OIL INDEX+        INDEX++       PORTFOLIO   INDEX**    INDEX***    OIL INDEX+        INDEX++
   ---------   -------   --------    ------------    ------------    ---------   -------    ---------  ------------    ------------
                                 2001                                                               2002
     -28.9%    -16.9%     -7.1%        -10.6%           -43.3%        -4.5%      -22.1%     -4.3%        -12.7%          -20.6%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                          S&P         AMEX DB   RUSSELL 1000    RUSSELL 1000
            ENERGY        500         ENERGY     INTEGRATED     OTHER ENERGY
           PORTFOLIO    INDEX**      INDEX***    OIL INDEX+        INDEX++
           ---------    -------      ---------  ------------    ------------
Oct 99     $10,000.00   $10,000.00   $10,000.00    $10,000.00     $10,000.00
Dec 99     $11,230.00   $11,115.00   $10,146.00    $10,306.98     $10,616.60
Dec 00     $15,870.00   $10,103.54   $13,894.95    $11,601.13     $17,952.97
Dec 01     $11,290.00    $8,903.24   $12,908.41    $10,377.17     $10,174.25
Dec 01     $10,780.00    $6,934.81   $12,353.96     $9,061.14      $8,082.49


                                            10/6/99       12/31/99         12/31/00      12/31/01       12/31/02
                                            -------       --------         --------      --------       --------
Energy Portfolio                           $10,000.00     $11,230.00      $15,870.00    $11,290.00     $10,780.00
S&P500 Index**                             $10,000.00     $11,115.00      $10,103.54     $8,903.24      $6,934.81
Amex DB Energy Index***                    $10,000.00     $10,146.00      $13,894.95    $12,908.41     $12,353.96
Russell 1000 Integrated Oil Index+         $10,000.00     $10,306.98      $11,601.13    $10,377.17      $9,061.14
Russell 1000 Other Energy Index++          $10,000.00     $10,616.60      $17,952.97    $10,174.25      $8,082.49

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Energy Portfolio                         10/6/99                 7.8%                 2.3%                    -4.5%
S&P 500 Index**                                                -30.7%               -10.7%                   -22.1%
AMEXDB Energy Index***                                          23.6%                 6.8%                    -4.3%
1000 Integrated Oil Index+                                      -9.4%                -3.0%                   -12.7%
Russell 1000 Other Energy Index++                              -19.2%                -6.4%                   -20.6%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Standard & Poor's Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)
*** The AMEX Deutsche Bank Energy Index is an equal dollar-weighted index of 30 widely held companies involved in producing and providing different energy products. The industries represented by these companies are domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers. (Bloomberg)
+ The Russell 1000 Integrated Oil Index is a capitalization-weighted index of companies involved in all parts of the exploration, production, and refining process. (Bloomberg)
++ The Russell 1000 Other Energy Index is a capitalization-weighted index of companies in the energy-related businesses other than integrated oils. (Bloomberg)

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
FINANCIAL SERVICES PORTFOLIO                                   DECEMBER 31, 2002


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                     RUSSELL 1000                                       RUSSELL 1000
   FINANCIAL     S&P        S&P       FINANCIAL       FINANCIAL     S&P         S&P      FINANCIAL
   SERVICES      500    FINANCIALS    SERVICES        SERVICES      500     FINANCIALS   SERVICES
   PORTFOLIO   INDEX**   INDEX***    INDEX ****       PORTFOLIO   INDEX**    INDEX***   INDEX ****
   ---------   -------  ----------   -----------      ---------   -------   ----------  -----------
                      1999*                                              2000
     4.9%       11.2%       3.7%         3.9%           24.8%      -9.1%       26.1%       26.2%

                                     RUSSELL 1000                                       RUSSELL 1000
   FINANCIAL     S&P        S&P       FINANCIAL       FINANCIAL     S&P         S&P      FINANCIAL
   SERVICES      500    FINANCIALS    SERVICES        SERVICES      500     FINANCIALS   SERVICES
   PORTFOLIO   INDEX**   INDEX***    INDEX ****       PORTFOLIO   INDEX**    INDEX***   INDEX ****
   ---------   -------  ----------   -----------      ---------   -------   ----------  -----------
                      2001                                              2002
     -10.8%      -16.9%     -8.9%       -14.1%          -14.4%     -22.1%      -14.6%     -15.3%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC




                                                   RUSSELL 1000
             FINANCIAL       S&P           S&P       FINANCIAL
             SERVICES        500        FINANCIALS   SERVICES
             PORTFOLIO     INDEX**       INDEX***   INDEX ****
             ---------     -------      ----------  -----------
Oct 99      $10,000.00    $10,000.00    $10,000.00   $10,000.00
Dec 99      $10,490.00    $11,115.00    $10,374.00   $10,389.42
Dec 00      $13,090.00    $10,103.54    $13,079.54   $13,115.06
Dec 01      $11,680.00     $8,903.24    $11,908.40   $11,268.11
Dec 02      $10,000.00     $6,934.81    $10,166.14    $9,544.27



                                             10/6/99        12/31/99       12/31/00      12/31/01       12/31/02
                                             -------        --------       --------      --------       --------
Financial Services Portfolio               $10,000.00      $10,490.00     $13,090.00    $11,680.00     $10,000.00
S&P500 Index**                             $10,000.00      $11,115.00     $10,103.54     $8,903.24      $6,934.81
S&P Financials Index***                    $10,000.00      $10,374.00     $13,079.54    $11,908.40     $10,166.14
Russell 1000 Financial Services Index****  $10,000.00      $10,389.42     $13,115.06    $11,268.11      $9,544.27

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Financial Services Portfolio             10/6/99                0.0%                 0.0%                  -14.4%
S&P 500 Index**                                               -30.7%               -10.7%                  -22.1%
S&P Financials Index***                                         1.7%                 0.5%                  -14.6%
Russell 1000 Financial Services Index****                      -4.6%                -1.4%                  -15.3%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)
*** The Standard & Poor's Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. The index consists of 73 stocks. (Bloomberg)
**** The Russell 1000 Financial Services Index is a capitalization-weighted index of companies that provide financial services. (Bloomberg)

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
PHARMACEUTICAL PORTFOLIO                                       DECEMBER 31, 2002


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                 S&P       AMEX      RUSSELL 1000                  S&P        AMEX      RUSSELL 1000
 PHAMACEUTICAL   500   PHAMACEUTICAL  HEALTHCARE   PHAMACEUTICAL   500    PHAMACEUTICAL  HEALTHCARE
   PORTFOLIO   INDEX**   INDEX***     INDEX****      PORTFOLIO   INDEX**    INDEX***     INDEX****
 ------------- ------- ------------- ------------  ------------- -------  ------------- ------------
                     1999*                                              2000
    3.7%        11.2%      -4.0%         -2.2%          30.6%     -9.1%        29.5%       34.2%



                 S&P       AMEX      RUSSELL 1000                  S&P        AMEX      RUSSELL 1000
 PHAMACEUTICAL   500   PHAMACEUTICAL  HEALTHCARE   PHAMACEUTICAL   500    PHAMACEUTICAL  HEALTHCARE
   PORTFOLIO   INDEX**   INDEX***     INDEX****      PORTFOLIO   INDEX**    INDEX***     INDEX****
 ------------- ------- ------------- ------------  ------------- -------  ------------- ------------
                     2001                                              2002
   -10.9%       -16.9%     -13.6%       -12.1%          -28.3%    -22.1%      -20.2%       -20.4%


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                              S&P          AMEX        RUSSELL 1000
          PHAMACEUTICAL       500      PHAMACEUTICAL    HEALTHCARE
            PORTFOLIO       INDEX**      INDEX***       INDEX****
          -------------     -------    -------------   ------------

Oct 99      $10,000.00    $10,000.00    $10,000.00       $10,000.00
Dec 99      $10,370.00    $11,115.00     $9,602.00        $9,775.96
Dec 00      $13,540.00    $10,103.54    $12,432.67       $13,120.52
Dec 01      $12,060.00     $8,903.24    $10,741.83       $11,535.27
Dec 02       $8,650.00     $6,934.81     $8,775.80        $9,178.06




                                    10/6/99         12/31/99        12/31/00         12/31/01         12/31/02
                                    -------         --------        --------         --------         --------
Pharmaceutical Portfolio          $10,000.00       $10,370.00      $13,540.00        $12,060.00       $8,650.00
S&P 500 Index**                   $10,000.00       $11,115.00      $10,103.54         $8,903.24       $6,934.81
AMEX Pharmaceutical Index***      $10,000.00        $9,602.00      $12,432.67        $10,741.83       $8,775.80
Russell 1000 Healthcare index**** $10,000.00        $9,775.96      $13,120.52        $11,535.27       $9,178.06

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Pharmaceutical Portfolio                 10/6/99              -13.5%                -4.4%                  -28.3%
S&P 500 Index**                                               -30.7%               -10.7%                  -22.1%
AMEXPharmaceutical Index***                                   -14.2%                -4.6%                  -20.2%
Russell 1000 Healthcare Index****                              -8.2%                -2.6%                  -20.4%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Standard & Poor's Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)
*** The AMEX Pharmaceutical Index is a capitalization-weighted index designed to represent a cross section of widely held, highly capitalized companies involved in various phases of the pharmaceutical industry. The index consists of 15 stocks. (Bloomberg)
**** The Russell 1000 Healthcare Index is a capitalization-weighted index of companies involved in medical services or health care. (Bloomberg)

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO                                           DECEMBER 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by this investment fund. Total return and share price will fluctuate, so an investor's shares, when redeemed may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2002


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NASDAQ       MS      RUSSELL 1000               NASDAQ        MS       RUSSELL 1000
  TECHNOLOGY  COMPOSITE  HIGH TECH   TECHNOLOGY   TECHNOLOGY  COMPOSITE   HIGH TECH    TECHNOLOGY
   PORTFOLIO   INDEX**   INDEX***    INDEX****     PORTFOLIO   INDEX**    INDEX***     INDEX****
  ----------  ---------  ---------  ------------  ----------  ---------   ---------   ------------
                      1999*                                            2000
    34.1%       42.5%      42.1%        32.2%        -23.6%     -39.2%      -27.3%      -34.0%


               NASDAQ       MS      RUSSELL 1000               NASDAQ        MS       RUSSELL 1000
  TECHNOLOGY  COMPOSITE  HIGH TECH   TECHNOLOGY   TECHNOLOGY  COMPOSITE   HIGH TECH    TECHNOLOGY
   PORTFOLIO   INDEX**   INDEX***    INDEX****     PORTFOLIO   INDEX**    INDEX***     INDEX****
  ----------  ---------  ---------  ------------  ----------  ---------   ---------   ------------
                      2001                                             2002
    -43.5%      -20.8%      -23.9%     -29.9%        -41.5%     -31.3%      -43.1%       -38.7%



                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           OCT. 6, 1999-DEC. 31, 2002

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                           NASDAQ        MS       RUSSELL 1000
          TECHNOLOGY      COMPOSITE   HIGH TECH    TECHNOLOGY
           PORTFOLIO       INDEX**    INDEX***     INDEX****
          ----------      ---------   ---------   ------------

Oct 99     $10,000.00    $10,000.00    $10,000.00   $10,000.00
Dec 99     $13,410.00    $14,251.00    $14,213.00   $13,216.09
Dec 00     $10,250.00     $8,667.46    $10,330.01    $8,721.17
Dec 01      $5,790.00     $6,863.76     $7,857.01    $6,117.83
Dec 02      $3,390.00     $4,717.67     $4,468.93    $3,750.27


                                      10/6/99         12/31/99         12/31/00         12/31/01        12/31/02
                                      -------         --------         --------         --------        --------
Technology Portfolio                $10,000.00       $13,410.00      $10,250.00         $5,790.00       $3,390.00
Nasdaq Composite Index**            $10,000.00       $14,251.00       $8,667.46         $6,863.76       $4,717.67
MS High Tech Index***               $10,000.00       $14,213.00      $10,330.01         $7,857.01       $4,468.93
Russell 1000 Technology Index****   $10,000.00       $13,216.09       $8,721.17         $6,117.83       $3,750.27

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2002

                                                            CUMULATIVE         AVERAGE ANNUAL               1 YEAR
                                      INCEPTION                TOTAL            TOTAL RETURN                ANNUAL
                                         DATE                 RETURN          (SINCE INCEPTION)          TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
Technology Portfolio                    10/6/99               -66.1%               -28.4%                   -41.5%
Nasdaq Composite Index**                                      -52.8%               -20.7%                   -31.3%
MSHigh Tech Index***                                          -55.3%               -22.0%                   -43.1%
Russell 1000 Technology Index****                             -62.5%               -26.1%                   -38.7%

*    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.
** The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)
*** The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software,and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. (Bloomberg)

**** The Russell 1000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. (Bloomberg)

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
  ---------                                                      ------------

 COMMON STOCKS - 100.0%

              RETAIL - 15.3%
      5,462   Bed, Bath & Beyond, Inc.* .....................    $    188,603
      1,886   Cato Corp. ....................................          40,719
      1,607   CDW Computer Centers, Inc.* ...................          70,467
      8,601   Costco Wholesale Corp.* .......................         241,344
      4,251   Fossil, Inc.* .................................          86,465
      1,473   Fred's, Inc. ..................................          37,856
      1,345   Hancock Fabrics, Inc. .........................          20,511
      1,231   K-Swiss, Inc. - Class A .......................          26,725
      4,036   Michael's Stores, Inc.* .......................         126,327
      8,391   PETsMART, Inc.* ...............................         143,738
      5,650   Pier 1 Imports, Inc. ..........................         106,954
        559   ScanSource, Inc.* .............................          27,559
      2,394   SCP Pool Corp.* ...............................          69,905
      1,930   ShopKo Stores, Inc.* ..........................          24,029
      8,919   Staples, Inc.* ................................         163,218
      7,351   Starbucks Corp.* ..............................         149,813
      2,521   The Children's Place Retail Stores, Inc.* .....          26,823
      7,542   TJX Companies, Inc. ...........................         147,220
      2,976   Too, Inc.* ....................................          69,996
      3,153   United Auto Group, Inc.* ......................          39,318
      1,462   Wendy's International, Inc. ...................          39,576
                                                               --------------
                                                                    1,847,166
                                                               --------------
              BASIC MATERIALS - 13.3%
      1,327   Beazer Homes USA, Inc.* .......................          80,416
      8,863   D.R. Horton, Inc. .............................         153,773
     11,263   DuPont (EI) de Nemours ........................         477,551
      1,901   ElkCorp .......................................          32,887
      3,478   Hovanian Enterprises, Inc.* ...................         110,253
      3,316   Lennar Corp. ..................................         171,106
      1,433   M/I Schottenstein Homes, Inc. .................          39,837
        439   NVR, Inc.* ....................................         142,894
      5,204   Plum Creek Timber Company, Inc. ...............         122,814
      1,901   Rio Tinto PLC, Sponsored ADR ..................         151,187
      1,579   Ryland Group, Inc. ............................          52,660
      2,781   Standard-Pacific Corp. ........................          68,830
                                                               --------------
                                                                    1,604,208
                                                               --------------
              PHARMACEUTICALS - 7.5%
      1,833   aaiPharma, Inc.* ..............................          25,699
      2,060   Abbott Laboratories ...........................          82,400
      1,488   Express Scripts, Inc.* ........................          71,483
      4,012   Johnson & Johnson .............................         215,485
      8,913   Merck & Company, Inc. .........................         504,565
                                                               --------------
                                                                      899,632
                                                               --------------
              BANKS - 7.3%
      4,506   Abbey National PLC, Sponsored ADR .............          75,153
      7,266   ABN AMRO Holding NV, Sponsored ADR ............         117,564


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
  ---------                                                      ------------

 COMMON STOCKS - (CONTINUED)

              BANKS - (CONTINUED)
      8,237   Danske Bank AS, Sponsored ADR .................    $    136,152
      6,381   Fortis, Sponsored ADR .........................         111,553
      2,405   HSBC Holdings PLC, Sponsored ADR ..............         132,227
      3,125   Lloyds TSB Group PLC, Sponsored ADR ...........          89,344
      6,315   Sanpaolo IMI SPA, Sponsored ADR ...............          81,148
      1,854   UCBH Holdings, Inc. ...........................          78,702
      3,557   Waypoint Financial Corp. ......................          63,314
                                                               --------------
                                                                      885,157
                                                               --------------
              TELECOMMUNICATIONS SERVICES & EQUIPMENT - 6.6%
        293   ALLTEL Corp. ..................................          14,943
        123   CenturyTel, Inc. ..............................           3,614
      5,633   France Telecom, Sponsored ADR .................         100,098
     19,359   SBC Communications, Inc. ......................         524,823
      6,670   USA Interactive* ..............................         152,876
                                                               --------------
                                                                      796,354
                                                               --------------
              OIL & GAS - 4.7%
      1,883   ENI SPA, Sponsored ADR ........................         147,797
      4,439   Exxon Mobil Corp. .............................         155,099
      2,521   Frontier Oil Corp. ............................          43,411
         99   Nabors Industries Ltd.* .......................           3,492
     17,404   Statoil ASA, Sponsored ADR ....................         143,931
         44   Sunoco, Inc. ..................................           1,460
      7,050   Ultra Petroleum Corp.* ........................          69,795
                                                               --------------
                                                                      564,985
                                                               --------------
              FOOD, BEVERAGE & TOBACCO - 4.7%
      1,443   Anheuser-Busch Companies, Inc. ................          69,841
      5,471   Bob Evans Farms, Inc. .........................         127,748
      7,008   British American Tobacco, Sponsored ADR .......         138,058
      2,490   Great Atlantic & Pacific Tea Company, Inc.* ...          20,069
      1,697   Landry's Restaurants, Inc. ....................          36,044
      2,894   PepsiCo, Inc. .................................         122,185
      1,901   United Natural Foods, Inc.* ...................          48,190
                                                               --------------
                                                                      562,135
                                                               --------------
              INSURANCE - 4.6%
      5,536   ING Groep NV, Sponsored ADR ...................          93,226
      3,024   MGIC Investment Corp. .........................         124,891
      2,060   Philadelphia Consolidated Holdings Corp.* .....          72,924
      6,698   Prudential PLC, Sponsored ADR .................          92,901
      2,516   Scottish Annuity & Life Holdings Ltd. .........          43,904
      3,444   Torchmark Corp. ...............................         125,810
                                                               --------------
                                                                      553,656
                                                               --------------
              AEROSPACE/DEFENSE EQUIPMENT - 4.4%
     11,174   Boeing Company ................................         368,630
      1,887   EDO Corp. .....................................          39,212
      1,508   General Dynamics Corp. ........................         119,690
                                                               --------------
                                                                      527,532
                                                               --------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                        ------------

 COMMON STOCKS - (CONTINUED)

              SOFTWARE & SERVICES - 3.9%
      4,585   Adobe Systems, Inc. ...........................    $    113,713
      2,853   Arbitron, Inc. ................................          95,575
      3,407   Autodesk, Inc. ................................          48,720
      3,645   Fiserv, Inc.* .................................         123,748
      3,514   Take-Two Interactive Software, Inc.* ..........          82,544
                                                               --------------
                                                                      464,300
                                                               --------------
              HEALTH CARE - 3.6%
      1,935   INAMED Corp.* .................................          59,598
      1,151   Matria Healthcare, Inc.* ......................          10,002
      2,245   Mentor Corp. ..................................          86,433
      2,252   Ocular Sciences, Inc.* ........................          34,951
      1,260   Orthofix International NV* ....................          35,343
      5,563   Oxford Health Plans, Inc.* ....................         202,771
                                                               --------------
                                                                      429,098
                                                               --------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
      6,384   Apple Computer, Inc.* .........................          91,483
      3,812   Lexmark International, Inc.* ..................         230,626
      1,791   Verisity Ltd.* ................................          34,136
      1,927   Virage Logic Corp.* ...........................          19,328
                                                               --------------
                                                                      375,573
                                                               --------------
              COMMERCIAL SERVICES - 3.1%
      3,274   Apollo Group, Inc. - Class A* .................         144,056
      3,221   Cintas Corp. ..................................         147,361
      3,708   Concord EFS, Inc.* ............................          58,364
        472   Deluxe Corp. ..................................          19,871
                                                               --------------
                                                                      369,652
                                                               --------------
              UTILITIES - 3.0%
      9,362   Endesa SA, Sponsored ADR ......................         105,791
      4,800   Enel SPA, Sponsored ADR .......................         123,120
      1,794   Telecom Italia SPA, Sponsored ADR .............         136,308
                                                               --------------
                                                                      365,219
                                                               --------------
              DIVERSIFIED FINANCIAL SERVICES - 2.9%
      1,259   American Home Mortgage Holdings, Inc. .........          13,849
     14,226   J.P. Morgan Chase & Company ...................         341,424
                                                               --------------
                                                                      355,273
                                                               --------------
              SEMICONDUCTORS - 2.9%
      3,088   Genesis Microchip, Inc.* ......................          40,298
      3,456   KLA-Tencor Corp.* .............................         122,239
      3,726   Microchip Technology, Inc. ....................          91,101
      2,758   QLogic Corp.* .................................          95,178
                                                               --------------
                                                                      348,816
                                                               --------------
              TEXTILES - 2.1%
      2,712   Culp, Inc.* ...................................          23,052
      4,088   Mohawk Industries, Inc.* ......................         232,812
                                                               --------------
                                                                      255,864
                                                               --------------
                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                        ------------

 COMMON STOCKS - (CONTINUED)

              CONSUMER GOODS - 2.0%
        525   American Woodmark Corp. .......................   $      24,938
        397   Avon Products, Inc. ...........................          21,386
      2,076   Fortune Brands, Inc. ..........................          96,555
      3,526   GTECH Holdings Corp.* .........................          98,234
                                                               --------------
                                                                      241,113
                                                               --------------
              CONSUMER DURABLES & APPAREL - 1.2%
      5,025   Chico's FAS, Inc.* ............................          95,023
      1,207   Urban Outfitters, Inc.* .......................          28,449
      1,700   Wet Seal, Inc. - Class A* .....................          18,293
                                                               --------------
                                                                      141,765
                                                               --------------
              AUTO MANUFACTURERS - 0.8%
      2,219   PACCAR, Inc. ..................................         102,362
                                                               --------------
              ENGINEERING & CONSTRUCTION - 0.8%
      1,418   EMCOR Group, Inc.* ............................          75,168
      1,870   URS Corp.* ....................................          26,610
                                                               --------------
                                                                      101,778
                                                               --------------
              AUTO PARTS & EQUIPMENT - 0.7%
      3,034   American Axle & Manufacturing Holdings, Inc.* .          71,056
      1,433   Dura Automotive Systems, Inc.* ................          14,388
                                                               --------------
                                                                       85,444
                                                               --------------
              TRANSPORTATION - 0.6%
      3,352   Knight Transportation, Inc.* ..................          70,392
                                                               --------------
              HEALTH CARE & EQUIPMENT SERVICES - 0.6%
      1,166   Dianon Systems, Inc.* .........................          55,630
        393   Guidant Corp.* ................................          12,124
                                                               --------------
                                                                       67,754
                                                               --------------
              COMMUNICATIONS - 0.3%
      1,732   Cubic Corp. ...................................          31,921
      1,158   TTI Team Telecom International Ltd.* ..........           6,311
                                                               --------------
                                                                       38,232
                                                               --------------
              TOTAL COMMON STOCKS ...........................      12,053,460
                                                               --------------
              (Cost $13,066,224)

              TOTAL INVESTMENTS - 100.0% ....................      12,053,460
              (Cost $13,066,224)

              NET OTHER ASSETS & LIABILITIES - 0.0% .........           2,746
                                                               --------------
              NET ASSETS - 100.0% ...........................   $  12,056,206
                                                               ==============


-----------------------------------------------------------------------------
         *    Non-income producing security.
       ADR    American Depository Receipt

                       See Notes to Financial Statements.

THE DOW SM DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                         ----------

 COMMON STOCKS - 98.9%

              TECHNOLOGY HARDWARE & EQUIPMENT - 18.0%
     24,934   Hewlett-Packard Company .......................    $    432,854
      4,221   IBM Corp. .....................................         327,128
                                                               --------------
                                                                      759,982
                                                               --------------
              CONSUMER DURABLES & APPAREL - 14.1%
     17,002   Eastman Kodak Company .........................         595,750
                                                               --------------

              FOOD, BEVERAGE & TOBACCO - 10.8%
     11,284   Philip Morris Companies, Inc. .................         457,340
                                                               --------------

              OIL & GAS - 10.8%
     13,044   Exxon Mobil Corp. .............................         455,757
                                                               --------------

              AEROSPACE/DEFENSE EQUIPMENT - 10.4%
     13,281   Boeing Company ................................         438,140
                                                               --------------

              MEDIA - 9.6%
     24,761   Walt Disney Company ...........................         403,852
                                                               --------------

              AUTO MANUFACTURERS - 9.3%
     10,609   General Motors Corp. ..........................         391,048
                                                               --------------

              DIVERSIFIED FINANCIAL SERVICES - 8.1%
     14,213   J.P. Morgan Chase & Company ...................         341,112
                                                               --------------

              BASIC MATERIALS - 7.8%
     14,365   Alcoa, Inc. ...................................         327,235
                                                               --------------

              TOTAL COMMON STOCKS ...........................       4,170,216
                                                               --------------
              (Cost $5,121,260)

              TOTAL INVESTMENTS - 98.9% .....................       4,170,216
              (Cost $5,121,260)

              NET OTHER ASSETS & LIABILITIES - 1.1% .........          48,327
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  4,218,543
                                                               ==============

-----------------------------------------------------------------------------


                       See Notes to Financial Statements.

GLOBAL TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                         ----------

 COMMON STOCKS - 99.8%

              HONG KONG - 38.6%
    149,684   Cathay Pacific Airways Ltd. ...................    $    204,419
    121,019   Cheung Kong Infrastructure Holdings Ltd. ......         207,172
    214,725   Hang Lung Group Ltd. ..........................         176,221
    183,680   Hang Lung Properties Ltd. .....................         177,830
    186,179   Hysan Development Company Ltd. ................         138,470
                                                               --------------
                                                                      904,112
                                                               --------------
              UNITED STATES - 34.6%
      6,279   Eastman Kodak Company .........................         220,016
      4,810   Exxon Mobil Corp. .............................         168,062
      4,705   International Paper Company ...................         164,534
      5,236   J.P. Morgan Chase & Company ...................         125,664
      4,847   SBC Communications, Inc. ......................         131,402
                                                               --------------
                                                                      809,678
                                                               --------------
              UNITED KINGDOM - 26.6%
     33,925   EMI Group PLC .................................          75,917
     45,233   GKN PLC .......................................         146,189
    100,244   Invensys PLC ..................................          85,130
     51,633   Peninsular & Oriental Steam Navigation
                 Company ....................................         136,740
     35,311   Tate & Lyle PLC ...............................         179,071
                                                               --------------
                                                                      623,047
                                                               --------------
              TOTAL COMMON STOCKS ...........................       2,336,837
                                                               --------------
              (Cost $2,816,559)

              TOTAL INVESTMENTS - 99.8% .....................       2,336,837
              (Cost $2,816,559)

              NET OTHER ASSETS & LIABILITIES - 0.2% .........           4,555
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  2,341,392
                                                               ==============

-----------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

              Real Estate ...................................          20.9%
              Transportation ................................          14.6%
              Consumer Durables & Apparel ...................           9.4%
              Industrial ....................................           8.9%
              Food, Beverage & Tobacco ......................           7.7%
              Oil & Gas .....................................           7.2%
              Basic Materials ...............................           7.0%
              Automobile & Components .......................           6.3%
              Telecommunications Services & Equipment .......           5.6%
              Diversified Financial Services ................           5.4%
              Diversified Manufacturing .....................           3.6%
              Consumer Goods ................................           3.2%
              Net Other Assets and Liabilities ..............           0.2%
                                                               --------------
                                                                      100.0%
                                                               ==============

                       See Notes to Financial Statements.

S&P TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          --------

 COMMON STOCKS - 100.0%

              PHARMACEUTICALS - 14.8%
      4,871   Abbott Laboratories ...........................    $    194,840
      9,485   Johnson & Johnson .............................         509,439
                                                               --------------
                                                                      704,279
                                                               --------------
              INSURANCE - 12.4%
      7,143   MGIC Investment Corp. .........................         295,006
      8,129   Torchmark Corp. ...............................         296,952
                                                               --------------
                                                                      591,958
                                                               --------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 11.5%
      9,023   Lexmark International, Inc.* ..................         545,891
                                                               --------------

              FOOD, BEVERAGE & TOBACCO - 9.5%
      3,409   Anheuser-Busch Companies, Inc. ................         164,996
      6,874   PepsiCo, Inc. .................................         290,220
                                                               --------------
                                                                      455,216
                                                               --------------
              RETAIL - 9.3%
     17,821   TJX Companies, Inc. ...........................         347,866
      3,481   Wendy's International, Inc. ...................          94,231
                                                               --------------
                                                                      442,097
                                                               --------------
              OIL & GAS - 7.9%
     10,458   Exxon Mobil Corp. .............................         365,403
        209   Nabors Industries Ltd.* .......................           7,371
        117   Sunoco, Inc. ..................................           3,882
                                                               --------------
                                                                      376,656
                                                               --------------
              BASIC MATERIALS - 6.1%
     12,291   Plum Creek Timber Company, Inc. ...............         290,068
                                                               --------------

              AEROSPACE/DEFENSE EQUIPMENT - 5.9%
      3,572   General Dynamics Corp. ........................         283,510
                                                               --------------

              CONSUMER GOODS - 5.9%
        921   Avon Products, Inc. ...........................          49,614
      4,935   Fortune Brands, Inc. ..........................         229,527
                                                               --------------
                                                                      279,141
                                                               --------------
              TELECOMMUNICATIONS SERVICES & EQUIPMENT - 5.1%
        683   ALLTEL Corp. ..................................          34,833
        299   CenturyTel, Inc. ..............................           8,785
      7,357   SBC Communications, Inc. ......................         199,448
                                                               --------------
                                                                      243,066
                                                               --------------
              SEMICONDUCTORS - 4.7%
      6,538   QLogic Corp.* .................................         225,626
                                                               --------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          --------

 COMMON STOCKS - (CONTINUED)

              COMMERCIAL SERVICES - 3.9%
      8,818   Concord EFS, Inc.* ............................    $    138,795
      1,120   Deluxe Corp. ..................................          47,152
                                                               --------------
                                                                      185,947
                                                               --------------
              SOFTWARE & SERVICES - 2.4%
      8,003   Autodesk, Inc. ................................         114,443
                                                               --------------

              HEALTH CARE EQUIPMENT & SERVICES - 0.6%
        941   Guidant Corp.* ................................          29,030
                                                               --------------

              TOTAL COMMON STOCKS ...........................       4,766,928
                                                               --------------
              (Cost $5,760,192)

              TOTAL INVESTMENTS - 100.0% ....................       4,766,928
              (Cost $5,760,192)

              NET OTHER ASSETS & LIABILITIES - 0.0% .........             490
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  4,767,418
                                                               ==============


-----------------------------------------------------------------------------
         *    Non-income producing security.

                       See Notes to Financial Statements.

NASDAQ TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          ---------

 COMMON STOCKS - 100.9%

              RETAIL - 27.9%
     12,476   Bed, Bath & Beyond, Inc.* .....................    $    430,796
      3,848   CDW Computer Centers, Inc.* ...................         168,735
     19,439   Costco Wholesale Corp.* .......................         545,458
                                                               --------------
                                                                    1,144,989
                                                               --------------
              COMMERCIAL SERVICES - 25.0%
      7,642   Apollo Group, Inc. - Class A* .................         336,248
      7,403   Cintas Corp. ..................................         338,688
     22,426   Concord EFS, Inc.* ............................         352,985
                                                               --------------
                                                                    1,027,921
                                                               --------------
              SEMICONDUCTORS - 13.9%
      8,053   KLA-Tencor Corp.* .............................         284,835
      8,540   Microchip Technology, Inc. ....................         208,803
      6,552   Nvidia Corp.* .................................          75,413
                                                               --------------
                                                                      569,051
                                                               --------------
              SOFTWARE & SERVICES - 12.6%
      8,233   Fiserv, Inc.* .................................         279,510
      5,915   Symantec Corp.* ...............................         239,617
                                                               --------------
                                                                      519,127
                                                               --------------
              MEDICAL - 9.4%
     11,722   Biomet, Inc. ..................................         335,953
      5,100   Cytyc Corp.* ..................................          52,020
                                                               --------------
                                                                      387,973
                                                               --------------
              BIOTECHNOLOGY - 6.4%
      6,515   Biogen, Inc.* .................................         260,991
                                                               --------------

              AUTO MANUFACTURERS - 5.7%
      5,073   PACCAR, Inc. ..................................         234,017
                                                               --------------

              TOTAL COMMON STOCKS ...........................       4,144,069
                                                               --------------
              (Cost $5,332,866)

              TOTAL INVESTMENTS - 100.9% ....................       4,144,069
              (Cost $5,332,866)

              NET OTHER ASSETS & LIABILITIES - (0.9%) .......         (38,983)
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  4,105,086
                                                               ==============


-----------------------------------------------------------------------------
          *   Non-income producing security.

                       See Notes to Financial Statements.

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          --------

 COMMON STOCKS - 101.2%

              COMMERCIAL SERVICES - 25.5%
     23,129   Apollo Group, Inc. - Class A* .................    $  1,017,676
     25,948   McKesson Corp. ................................         701,374
                                                               --------------
                                                                    1,719,050
                                                               --------------
              RETAIL - 21.2%
     24,095   Bed, Bath & Beyond, Inc.* .....................         832,000
     22,140   Wendy's International, Inc. ...................         599,330
                                                               --------------
                                                                    1,431,330
                                                               --------------
              PHARMACEUTICALS - 11.8%
     26,146   Pfizer, Inc. ..................................         799,283
                                                               --------------

              INSURANCE - 11.2%
     13,047   American International Group, Inc. ............         754,769
                                                               --------------

              SEMICONDUCTORS - 10.6%
     20,237   KLA-Tencor Corp.* .............................         715,783
                                                               --------------

              BASIC MATERIALS - 9.8%
     13,514   Weyerhaeuser Company ..........................         665,024
                                                               --------------

              DIVERSIFIED FINANCIAL SERVICES - 6.7%
     15,249   Capital One Financial Corp. ...................         453,200
                                                               --------------

              HEALTH CARE - 4.4%
     70,863   HEALTHSOUTH Corp.* ............................         297,625
                                                               --------------

              TOTAL COMMON STOCKS ...........................       6,836,064
                                                               --------------
              (Cost $8,770,886)

              TOTAL INVESTMENTS - 101.2% ....................       6,836,064
              (Cost $8,770,886)

              NET OTHER ASSETS & LIABILITIES - (1.2%) .......         (84,384)
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  6,751,680
                                                               ==============

-----------------------------------------------------------------------------
          *   Non-income producing security.

                       See Notes to Financial Statements.

VALUE LINE TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                         ----------

 COMMON STOCKS - 99.1%

              BASIC MATERIALS - 24.8%
        650   Beazer Homes USA, Inc.* .......................    $     39,390
     10,960   D.R. Horton, Inc. .............................         190,156
      1,716   Hovanian Enterprises, Inc.* ...................          54,397
      4,090   Lennar Corp. ..................................         211,044
        541   NVR, Inc.* ....................................         176,095
      1,996   Ryland Group, Inc. ............................          66,567
                                                               --------------
                                                                      737,649
                                                               --------------
              RETAIL - 24.7%
      2,497   Fred's, Inc. ..................................          64,173
      2,146   Hancock Fabrics, Inc. .........................          32,726
      6,510   Michael's Stores, Inc.* .......................         203,763
     13,123   PETsMART, Inc.* ...............................         224,797
      9,205   Pier 1 Imports, Inc. ..........................         174,251
      2,828   ShopKo Stores, Inc.* ..........................          35,209
                                                               --------------
                                                                      734,919
                                                               --------------
              TEXTILES - 13.8%
      4,195   Culp, Inc.* ...................................          35,657
      6,605   Mohawk Industries, Inc.* ......................         376,155
                                                               --------------
                                                                      411,812
                                                               --------------
              HEALTH CARE - 10.6%
      8,654   Oxford Health Plans, Inc.* ....................         315,438
                                                               --------------

              CONSUMER DURABLES & APPAREL - 7.6%
      7,986   Chico's FAS, Inc.* ............................         151,015
      1,872   Urban Outfitters, Inc.* .......................          44,123
      2,802   Wet Seal, Inc. - Class A* .....................          30,153
                                                               --------------
                                                                      225,291
                                                               --------------
              CONSUMER GOODS - 6.6%
        815   American Woodmark Corp. .......................          38,713
      5,663   GTECH Holdings Corp.* .........................         157,771
                                                               --------------
                                                                      196,484
                                                               --------------
              FOOD, BEVERAGE & TOBACCO - 5.7%
      3,445   Bob Evans Farms, Inc. .........................          80,441
      3,782   Great Atlantic & Pacific Tea Company, Inc.* ...          30,483
      2,679   Landry's Restaurants, Inc. ....................          56,902
                                                               --------------
                                                                      167,826
                                                               --------------
              AUTO PARTS & EQUIPMENT - 3.7%
      4,695   American Axle & Manufacturing Holdings, Inc.* .         109,957
                                                               --------------

              COMMUNICATIONS - 1.6%
      2,636   Cubic Corp. ...................................          48,581
                                                               --------------

              TOTAL COMMON STOCKS ...........................       2,947,957
                                                               --------------
              (Cost $3,327,904)

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                         ----------

 WARRANTS - 0.1%

              SOFTWARE & SERVICES - 0.1%
         97   Expedia, Inc. - Warrants, Expires 2/4/09* .....    $      3,474
                                                               --------------

              TOTAL WARRANTS ................................           3,474
                                                               --------------
              (Cost $1,591)

              TOTAL INVESTMENTS - 99.2% .....................       2,951,431
              (Cost $3,329,495)

              NET OTHER ASSETS & LIABILITIES - 0.8% .........          24,725
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  2,976,156
                                                               --------------

-----------------------------------------------------------------------------
         *    Non-income producing security.

                       See Notes to Financial Statements.

FIRST TRUST ENERGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                         ----------

 COMMON STOCKS - 102.1%

              OIL & GAS - 97.8%
      1,859   Anadarko Petroleum Corp. ......................    $     89,046
      1,905   Apache Corp. ..................................         108,566
      2,997   BJ Services Company* ..........................          96,833
      3,749   Canadian Natural Resources Ltd. ...............         111,233
      1,327   ChevronTexaco Corp. ...........................          88,219
      1,770   ConocoPhillips ................................          85,650
      2,373   Devon Energy Corp. ............................         108,921
      3,150   EnCana Corp. ..................................          97,965
      1,383   ENI SPA, Sponsored ADR ........................         108,552
      2,557   Exxon Mobil Corp. .............................          89,342
      3,717   GlobalSantaFe Corp. ...........................          90,397
      4,171   Marathon Oil Corp. ............................          88,801
      2,765   Nabors Industries Ltd.* .......................          97,522
      2,623   Newfield Exploration Company* .................          94,559
      2,989   Noble Corp.* ..................................         105,063
      3,529   Petro-Canada ..................................         109,717
      3,138   Precision Drilling Corp.* .....................         102,110
      2,098   Royal Dutch Petroleum .........................          92,354
      2,708   Stone Energy Corp.* ...........................          90,339
      2,681   Tidewater, Inc. ...............................          83,379
      1,336   Total Fina Elf SA, Sponsored ADR ..............          95,524
      2,695   Valero Energy Corp. ...........................          99,553
      2,385   Weatherford International Ltd.* ...............          95,233
      4,224   XTO Energy, Inc. ..............................         104,333
                                                               --------------
                                                                    2,333,211
                                                               --------------
              COAL - 4.3%
      3,522   Peabody Energy Corp. ..........................         102,948
                                                               --------------

              TOTAL COMMON STOCKS ...........................       2,436,159
                                                               --------------
              (Cost $2,458,313)

              TOTAL INVESTMENTS - 102.1% ....................       2,436,159
              (Cost $2,458,313)

              NET OTHER ASSETS & LIABILITIES - (2.1%) .......         (49,467)
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  2,386,692
                                                               ==============

-----------------------------------------------------------------------------
          *   Non-income producing security.
       ADR    American Depository Receipt

                       See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          ---------

 COMMON STOCKS - 100.3%

              DIVERSIFIED FINANCIAL SERVICES - 50.6%
      3,579   Capital One Financial Corp. ...................    $    106,368
      5,014   Charter One Financial, Inc. ...................         144,052
      3,565   Citigroup, Inc. ...............................         125,452
      4,311   Eaton Vance Corp. .............................         121,786
      1,873   Fannie Mae ....................................         120,490
      2,160   Freddie Mac ...................................         127,548
      1,730   Goldman Sachs Group, Inc. .....................         117,813
      2,096   Household International, Inc. .................          58,290
      4,127   Investment Technology Group, Inc.* ............          92,280
      2,759   Legg Mason, Inc. ..............................         133,922
      2,323   Lehman Brothers Holdings, Inc. ................         123,793
      6,320   MBNA Corp. ....................................         120,206
      2,885   Merrill Lynch & Company, Inc. .................         109,486
      2,869   Morgan Stanley Dean Witter & Company ..........         114,530
      3,963   Raymond James Financial, Inc. .................         117,226
      4,027   Washington Mutual, Inc. .......................         139,052
                                                               --------------
                                                                    1,872,294
                                                               --------------
              INSURANCE - 25.2%
      4,541   AFLAC, Inc. ...................................         136,775
      4,195   Allstate Corp. ................................         155,173
      2,227   AMBAC Financial Group, Inc. ...................         125,246
      2,078   American International Group, Inc. ............         120,212
      4,592   MetLife, Inc. .................................         124,168
      5,044   Principal Financial Group .....................         151,976
      3,183   Radian Group, Inc. ............................         118,248
                                                               --------------
                                                                      931,798
                                                               --------------
              BANKS - 24.5%
      2,058   Bank of America Corp. .........................         143,175
      4,049   Bank of New York Company, Inc. ................          97,014
      2,750   Comerica, Inc. ................................         118,910
      3,770   Commerce Bancshares, Inc. .....................         148,123
      5,295   FleetBoston Financial Corp. ...................         128,669
      2,160   SunTrust Banks, Inc. ..........................         122,947
      3,103   Wells Fargo & Company .........................         145,438
                                                               --------------
                                                                      904,276
                                                               --------------
              TOTAL COMMON STOCKS ...........................       3,708,368
                                                               --------------
              (Cost $4,251,016)

              TOTAL INVESTMENTS - 100.3% ....................       3,708,368
              (Cost $4,251,016)

              NET OTHER ASSETS & LIABILITIES - (0.3%) .......         (12,533)
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  3,695,835
                                                               ==============

-----------------------------------------------------------------------------
         *    Non-income producing security.

                       See Notes to Financial Statements.

FIRST TRUST PHARMACEUTICAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          ---------

 COMMON STOCKS - 100.7%

              PHARMACEUTICALS - 86.5%
      3,341   Abbott Laboratories ...........................    $    133,640
      4,217   Andrx Corp.* ..................................          61,863
      3,915   AstraZeneca PLC, Sponsored ADR ................         137,377
      2,462   Aventis, Sponsored ADR ........................         133,416
      2,254   Barr Laboratories, Inc.* ......................         146,713
      2,562   Cephalon, Inc.* ...............................         124,687
      1,939   Forest Laboratories, Inc.* ....................         190,449
      3,466   GlaxoSmithKline PLC, Sponsored ADR ............         129,836
      2,896   Johnson & Johnson .............................         155,544
      7,356   King Pharmaceuticals, Inc.* ...................         126,450
      2,302   Lilly (Eli) & Company .........................         146,177
      4,612   MedImmune, Inc.* ..............................         125,308
      3,019   Merck & Company, Inc. .........................         170,906
      4,750   Novartis AG, Sponsored ADR ....................         174,468
      4,617   Novo Nordisk A/S, Sponsored ADR ...............         133,431
      4,454   Pfizer, Inc. ..................................         136,159
      4,348   Sanofi-Synthelab SA, Sponsored ADR* ...........         132,179
      5,950   Schering-Plough Corp. .........................         132,090
      5,336   Teva Pharmaceutical Indsutries Ltd., Sponsored
                 ADR ........................................         206,023
      5,871   Watson Pharmaceuticals, Inc.* .................         165,973
      3,441   Wyeth .........................................         128,693
                                                               --------------
                                                                    2,991,382
                                                               --------------
              BIOTECHNOLOGY - 14.2%
      3,129   Amgen, Inc.* ..................................         151,256
      3,624   Genentech, Inc.* ..............................         120,172
      3,271   IDEC Pharmaceuticals Corp.* ...................         108,499
     13,837   Millennium Pharmaceuticals, Inc.* .............         109,866
                                                               --------------
                                                                      489,793
                                                               --------------
              TOTAL COMMON STOCKS ...........................       3,481,175
                                                               --------------
              (Cost $4,241,774)

              TOTAL INVESTMENTS - 100.7% ....................       3,481,175
              (Cost $4,241,774)

              NET OTHER ASSETS & LIABILITIES - (0.7%) .......         (25,137)
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  3,456,038
                                                               ==============


-----------------------------------------------------------------------------
          *   Non-income producing security.
        ADR   American Depository Receipt

                       See Notes to Financial Statements.

FIRST TRUST TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                          --------

 COMMON STOCKS - 101.8%

              SOFTWARE & SERVICES - 35.6%
      2,637   Adobe Systems, Inc. ...........................    $     65,400
      7,730   BEA Systems, Inc.* ............................          88,663
      3,556   Check Point Software Technology Ltd.* .........          46,122
        980   Electronic Arts, Inc.* ........................          48,775
      1,871   First Data Corp. ..............................          66,252
      1,256   Microsoft Corp.* ..............................          64,935
      6,779   Oracle Corp.* .................................          73,213
      1,769   Symantec Corp.* ...............................          71,662
                                                               --------------
                                                                      525,022
                                                               --------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 29.0%
      1,522   Affiliated Computer Services, Inc.* ...........          80,133
      3,425   Celestica, Inc.* ..............................          48,292
      2,373   Dell Computer Corp.* ..........................          63,454
      8,369   EMC Corp.* ....................................          51,386
      1,216   Lexmark International, Inc.* ..................          73,568
      2,630   SunGard Data Systems, Inc.* ...................          61,963
      3,130   Veritas Software Corp.* .......................          48,891
                                                               --------------
                                                                      427,687
                                                               --------------
              TELECOMMUNICATIONS SERVICES & EQUIPMENT - 19.5%
      4,731   Cisco Systems, Inc.* ..........................          61,976
      6,332   Flextronics International Ltd.* ...............          51,859
      3,685   Nokia Corp., Sponsored ADR ....................          57,118
      1,901   QUALCOMM, Inc.* ...............................          69,177
      4,043   Scientific-Atlanta, Inc. ......................          47,950
                                                               --------------
                                                                      288,080
                                                               --------------
              SEMICONDUCTORS - 13.9%
      3,694   Applied Materials, Inc.* ......................          48,133
      2,916   Intel Corp. ...................................          45,402
      1,693   Maxim Integrated Products, Inc. ...............          55,937
      2,012   Novellus Systems, Inc.* .......................          56,497
                                                               --------------
                                                                      205,969
                                                               --------------
              COMPUTERS - 3.8%
      1,217   Synopsys, Inc.* ...............................          56,164
                                                               --------------

              TOTAL COMMON STOCKS ...........................       1,502,922
                                                               --------------
              (Cost $1,906,343)

              TOTAL INVESTMENTS - 101.8% ....................       1,502,922
              (Cost $1,906,343)

              NET OTHER ASSETS & LIABILITIES - (1.8%) .......         (25,985)
                                                               --------------
              NET ASSETS - 100.0% ...........................    $  1,476,937
                                                               ==============

-----------------------------------------------------------------------------
          *   Non-income producing security.
       ADR    American Depository Receipt

                       See Notes to Financial Statements.

                       This Page Left Blank Intentionally.

STATEMENTS OF ASSETS AND LIABILITIES
FIRST DEFINED PORTFOLIO FUND, LLC
DECEMBER 31, 2002


                                                                          TARGET       THE DOW(SM)      GLOBAL           S&P
                                                                        MANAGED VIP      DART 10       TARGET 15      TARGET 24
                                                                         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------    -----------    -----------
ASSETS:
Investments, at market value
   (See portfolios of investments)(a): ..............................  $ 12,053,460   $  4,170,216    $ 2,336,837    $ 4,766,928
                                                                       ------------   ------------    -----------    -----------
Cash ................................................................        49,676         82,836         26,345         46,149
Dividends receivable ................................................         7,951         14,566          4,700          1,531
Receivable for investment securities sold ...........................          --            --            16,297          --
Receivable for Membership Interest sold .............................           743          --               487            579
Receivable from Advisor .............................................        15,937         10,843         10,205         11,440
                                                                       ------------   ------------    -----------    -----------
     Total Assets ...................................................    12,127,767      4,278,461      2,394,871      4,826,627
                                                                       ------------   ------------    -----------    -----------
LIABILITIES:
Payable for Membership Interest redeemed ............................         --               120          --             --
Payable for investment securities purchased .........................         1,650          --             --             --
Investment advisory fee payable .....................................         6,058          2,179          1,221          2,476
Payable to Administrator ............................................         1,210          1,210          1,210          1,210
Distribution fees payable ...........................................         2,440            875            500            979
Trustees fee payable ................................................         4,078          4,726          2,142          3,415
Accrued audit fees ..................................................         8,936          8,936          8,936          8,936
Membership Interest servicing fee payable ...........................        10,354          5,041          2,444          4,486
Printing fees payable ...............................................         1,250          1,250          1,250          1,250
Custodian fee payable ...............................................        32,884         32,884         32,912         32,884
Accrued expenses and other payables .................................         2,701          2,697          2,864          3,573
                                                                       ------------   ------------    -----------    -----------
     Total Liabilities ..............................................        71,561         59,918         53,479         59,209
                                                                       ------------   ------------    -----------    -----------
NET ASSETS ..........................................................  $ 12,056,206   $  4,218,543    $ 2,341,392    $ 4,767,418
                                                                       ============   ============    ===========    ===========
(a) Investments, at cost ............................................  $ 13,066,224   $  5,121,260    $ 2,816,559    $ 5,760,192
                                                                       ============   ============    ===========    ===========
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment loss)  $     23,707   $    110,203    $   159,630    $   (13,924)
Accumulated net realized gain/(loss) on investments sold and
   foreign currency transactions: ...................................      (374,549)      (410,434)        83,829       (719,308)
Net unrealized depreciation of investments and
   foreign currency transactions ....................................    (1,012,764)      (951,044)      (479,539)      (993,264)
Paid-in capital .....................................................    13,419,812      5,469,818      2,577,472      6,493,914
                                                                       ------------   ------------    -----------    -----------
     Total Net Assets ...............................................  $ 12,056,206   $  4,218,543    $ 2,341,392    $ 4,767,418
                                                                       ============   ============    ===========    ===========
NET ASSET VALUE, offering price and redemption price of
   Membership Interest outstanding ..................................  $       6.47   $       6.98    $      8.24    $      6.14
                                                                       ============   ============    ===========    ===========
Number of Membership Interests outstanding ..........................     1,864,705        604,267        284,185        776,446
                                                                       ============   ============    ===========    ===========

                                                                                       FIRST TRUST
                                                                         NASDAQ        10 UNCOMMON    VALUE LINE     FIRST TRUST
                                                                        TARGET 15        VALUES        TARGET 25       ENERGY
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------   ------------   -------------
ASSETS:
Investments, at market value
   (See portfolios of investments)(a): ..............................  $  4,144,069   $  6,836,064   $  2,951,431   $   2,436,159
                                                                       ------------   ------------   ------------   -------------
Cash ................................................................         7,821         23,605         40,205          42,679
Dividends receivable ................................................         3,437          1,590            172             623
Receivable for investment securities sold ...........................         --             --            --               --
Receivable for Membership Interest sold .............................         --             3,239         32,915           --
Receivable from Advisor .............................................         9,511          6,227         12,149          10,569
                                                                       ------------   ------------   ------------   -------------
     Total Assets ...................................................     4,164,838      6,870,725      3,036,872       2,490,030
                                                                       ------------   ------------   ------------   -------------
LIABILITIES:
Payable for Membership Interest redeemed ............................           131          --            --              31,598
Payable for investment securities purchased .........................         --             --            --              20,006
Investment advisory fee payable .....................................         2,088          2,434          1,520           1,241
Payable to Administrator ............................................         1,210          1,210          1,210           1,210
Distribution fees payable ...........................................           851          1,371            612             492
Trustees fee payable ................................................         5,659         45,671          5,922             735
Accrued audit fees ..................................................         8,936          8,936          8,936           8,936
Membership Interest servicing fee payable ...........................         3,396         12,714          4,264           2,443
Printing fees payable ...............................................         1,250          1,250          1,250           1,250
Custodian fee payable ...............................................        32,884         32,884         32,885          32,884
Accrued expenses and other payables .................................         3,347         12,575          4,117           2,543
                                                                       ------------   ------------   ------------   -------------
     Total Liabilities ..............................................        59,752        119,045         60,716         103,338
                                                                       ------------   ------------   ------------   -------------
NET ASSETS ..........................................................  $  4,105,086   $  6,751,680   $  2,976,156   $   2,386,692
                                                                       ============   ============   ============   =============
(a) Investments, at cost ............................................  $  5,332,866   $  8,770,886   $  3,329,495   $   2,458,313
                                                                       ============   ============   ============   =============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment loss)  $   (139,846)  $   (339,225)  $    (34,533)  $      (7,805)
Accumulated net realized gain/(loss) on investments sold and
   foreign currency transactions: ...................................    (2,434,853)   (17,228,805)    (1,173,256)       (319,811)
Net unrealized depreciation of investments and
   foreign currency transactions ....................................    (1,188,797)    (1,934,822)      (378,064)        (22,154)
Paid-in capital .....................................................     7,868,582     26,254,532      4,562,009       2,736,462
                                                                       ------------   ------------   ------------   -------------
     Total Net Assets ...............................................  $  4,105,086   $  6,751,680   $  2,976,156   $   2,386,692
                                                                       ============   ============   ============   =============
NET ASSET VALUE, offering price and redemption price of
   Membership Interest outstanding ..................................  $       6.83   $       3.41   $       2.37   $       10.78
                                                                       ============   ============   ============   =============
Number of Membership Interests outstanding ..........................       601,366      1,982,296      1,258,362         221,398
                                                                       ============   ============   ============   =============

                                                                        FIRST TRUST
                                                                        FINANCIAL     FIRST TRUST      FIRST TRUST
                                                                        SERVICES     PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                       ------------   ------------     ------------
ASSETS:
Investments, at market value
   (See portfolios of investments)(a): ..............................  $  3,708,368   $  3,481,175     $  1,502,922
                                                                       ------------   ------------     ------------
Cash ................................................................        45,553         40,217           18,296
Dividends receivable ................................................         5,761          2,001               37
Receivable for investment securities sold ...........................         --             --               --
Receivable for Membership Interest sold .............................           630            405            --
Receivable from Advisor .............................................        11,101         10,665           10,297
                                                                       ------------   ------------     ------------
     Total Assets ...................................................     3,771,413      3,534,463        1,531,552
                                                                       ------------   ------------     ------------
LIABILITIES:
Payable for Membership Interest redeemed ............................         --             --                  49
Payable for investment securities purchased .........................        19,994         20,057            --
Investment advisory fee payable .....................................         1,927          1,767              782
Payable to Administrator ............................................         1,210          1,210            1,210
Distribution fees payable ...........................................           752            710              305
Trustees fee payable ................................................         1,731          3,937            3,212
Accrued audit fees ..................................................         8,936          8,936            8,936
Membership Interest servicing fee payable ...........................         2,856          3,821            1,735
Printing fees payable ...............................................         1,250          1,250            1,250
Custodian fee payable ...............................................        32,884         32,884           32,884
Accrued expenses and other payables .................................         4,038          3,853            4,252
                                                                       ------------   ------------     ------------
     Total Liabilities ..............................................        75,578         78,425           54,615
                                                                       ------------   ------------     ------------
NET ASSETS ..........................................................  $  3,695,835   $  3,456,038     $  1,476,937
                                                                       ============   ============     ============
(a) Investments, at cost ............................................  $  4,251,016   $  4,241,774     $  1,906,343
                                                                       ============   ============     ============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment loss)  $      5,854   $    (36,465)    $    (52,067)
Accumulated net realized gain/(loss) on investments sold and
   foreign currency transactions: ...................................      (123,967)      (568,284)      (1,677,449)
Net unrealized depreciation of investments and
   foreign currency transactions ....................................      (542,648)      (760,599)        (403,421)
Paid-in capital .....................................................     4,356,596      4,821,386        3,609,874
                                                                       ------------   ------------     ------------
     Total Net Assets ...............................................  $  3,695,835   $  3,456,038     $  1,476,937
                                                                       ============   ============     ============
NET ASSET VALUE, offering price and redemption price of
   Membership Interest outstanding ..................................  $      10.00   $       8.65     $       3.39
                                                                       ============   ============     ============
Number of Membership Interests outstanding ..........................       369,758        399,616          436,106
                                                                       ============   ============     ============


                       See Notes to Financial Statements.

Page 36-37

STATEMENTS OF OPERATIONS
FIRST DEFINED PORTFOLIO FUND, LLC
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                          TARGET      THE DOW(SM)       GLOBAL           S&P
                                                                        MANAGED VIP      DART 10       TARGET 15      TARGET 24
                                                                         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------    -----------    -----------
INVESTMENT INCOME:
Dividends ...........................................................  $     94,014   $    139,777    $   116,779    $    70,562
Foreign withholding tax on dividend income ..........................        --             --             (4,088)        --
Miscellaneous income ................................................        --             --              --               263
                                                                       ------------   ------------    -----------    -----------
     Total investment income ........................................        94,014        139,777        112,691         70,825
                                                                       ------------   ------------    -----------    -----------
EXPENSES:
Investment advisory fee .............................................        36,631         28,017         16,092         31,025
Administration fee ..................................................        14,501         14,501         14,501         14,501
Fund Accounting fee .................................................        24,999         24,999         24,999         24,999
Distribution fee ....................................................        15,263         11,673          6,705         12,927
Trustee's fees and expenses .........................................         5,602          5,453          3,531          5,771
Legal fees ..........................................................         5,001          5,001          5,001          5,001
Audit fees ..........................................................         8,936          8,936          8,936          8,936
Custodian fees ......................................................        16,001         16,001         16,029         16,001
Membership Interest servicing fee ...................................        30,940         26,928         19,931         28,643
Printing fees .......................................................         2,201          2,201          2,201          2,201
Other ...............................................................         7,316          2,277          2,832          3,005
Fees waived and expenses reimbursed by investment advisor ...........       (77,331)       (77,303)       (81,333)       (76,816)
                                                                       ------------   ------------    -----------    -----------
     Net expenses ...................................................        90,060         68,684         39,425         76,194
                                                                       ------------   ------------    -----------    -----------
NET INVESTMENT INCOME/(LOSS) ........................................         3,954         71,093         73,266         (5,369)
                                                                       ------------   ------------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
Realized gain/(loss) from:
   Securities .......................................................      (395,174)      (493,357)       (36,221)      (186,949)
   Foreign currency transactions ....................................         --             --               184         --
Change in unrealized appreciation/(depreciation) of:
   Securities .......................................................      (973,021)      (653,771)      (470,979)      (754,323)
   Foreign currency translation of other assets and liabilities in
     foreign currencies .............................................         --             --                68         --
                                                                       ------------   ------------    -----------    -----------
Net realized and unrealized loss on investments .....................    (1,368,195)    (1,147,128)      (506,948)      (941,272)
                                                                       ------------   ------------    -----------    -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................  $ (1,364,241)  $ (1,076,035)   $  (433,682)   $  (946,641)
                                                                       ============   ============    ===========    ===========

                                                                                       FIRST TRUST
                                                                         NASDAQ        10 UNCOMMON    VALUE LINE     FIRST TRUST
                                                                        TARGET 15        VALUES        TARGET 25       ENERGY
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------   ------------   -------------
INVESTMENT INCOME:
Dividends ...........................................................  $     11,035   $     57,955   $      3,794   $      33,122
Foreign withholding tax on dividend income ..........................        --             --              --             --
Miscellaneous income ................................................        --             --              --             --
                                                                       ------------   ------------   ------------   -------------
     Total investment income ........................................        11,035         57,955          3,794          33,122
                                                                       ------------   ------------   ------------   -------------
EXPENSES:
Investment advisory fee .............................................        29,811         59,183          9,308          15,179
Administration fee ..................................................        14,501         14,501         14,501          14,501
Fund Accounting fee .................................................        24,999         24,999         24,999          24,999
Distribution fee ....................................................        12,421         24,659          3,879           6,324
Trustee's fees and expenses .........................................         5,926         16,151          2,201           3,339
Legal fees ..........................................................         5,001          5,001          5,001           5,001
Audit fees ..........................................................         8,936          8,936          8,936           8,936
Custodian fees ......................................................        16,001         16,001         16,001          16,001
Membership Interest servicing fee ...................................        28,036         45,037         15,682          19,362
Printing fees .......................................................         2,201          2,201          2,201           2,201
Other ...............................................................         2,470          8,289          2,132           2,102
Fees waived and expenses reimbursed by investment advisor ...........       (77,267)       (90,117)       (81,958)        (80,758)
                                                                       ------------   ------------   ------------   -------------
     Net expenses ...................................................        73,036        134,841         22,883          37,187
                                                                       ------------   ------------   ------------   -------------
NET INVESTMENT INCOME/(LOSS) ........................................       (62,001)       (76,886)       (19,089)         (4,065)
                                                                       ------------   ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
Realized gain/(loss) from:
   Securities .......................................................    (1,246,818)    (3,423,955)      (236,139)       (229,047)
   Foreign currency transactions ....................................        --             --              --             --
Change in unrealized appreciation/(depreciation) of:
   Securities .......................................................      (323,053)    (1,060,945)      (345,912)         33,158
   Foreign currency translation of other assets and liabilities in
     foreign currencies .............................................        --             --              --             --
                                                                       ------------   ------------   ------------   -------------
Net realized and unrealized loss on investments .....................    (1,569,871)    (4,484,900)      (582,051)       (195,889)
                                                                       ------------   ------------   ------------   -------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................  $ (1,631,872)  $ (4,561,786)  $   (601,140)  $    (199,954)
                                                                       ============   ============   ============   =============


                                                                       FIRST TRUST
                                                                        FINANCIAL     FIRST TRUST      FIRST TRUST
                                                                        SERVICES     PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                       ------------   ------------     ------------
INVESTMENT INCOME:
Dividends ...........................................................  $     68,283   $     35,831     $      1,699
Foreign withholding tax on dividend income ..........................        --             --               --
Miscellaneous income ................................................        --             --               --
                                                                       ------------   ------------     ------------
     Total investment income ........................................        68,283         35,831            1,699
                                                                       ------------   ------------     ------------
EXPENSES:
Investment advisory fee .............................................        24,850         22,003           10,342
Administration fee ..................................................        14,501         14,501           14,501
Fund Accounting fee .................................................        24,999         24,999           24,999
Distribution fee ....................................................        10,354          9,168            4,323
Trustee's fees and expenses .........................................         4,884          4,623            2,813
Legal fees ..........................................................         5,001          5,001            5,001
Audit fees ..........................................................         8,936          8,936            8,936
Custodian fees ......................................................        16,001         16,001           16,001
Membership Interest servicing fee ...................................        25,049         23,328           16,558
Printing fees .......................................................         2,201          2,201            2,201
Other ...............................................................         2,930          2,541            1,629
Fees waived and expenses reimbursed by investment advisor ...........       (78,698)       (79,394)         (81,999)
                                                                       ------------   ------------     ------------
     Net expenses ...................................................        61,008         53,908           25,305
                                                                       ------------   ------------     ------------
NET INVESTMENT INCOME/(LOSS) ........................................         7,275        (18,077)         (23,606)
                                                                       ------------   ------------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
Realized gain/(loss) from:
   Securities .......................................................      (111,600)      (641,479)        (501,496)
   Foreign currency transactions ....................................        --             --               --
Change in unrealized appreciation/(depreciation) of:
   Securities .......................................................      (629,377)      (703,251)        (506,433)
   Foreign currency translation of other assets and liabilities in
     foreign currencies .............................................        --             --               --
                                                                       ------------   ------------     ------------
Net realized and unrealized loss on investments .....................      (740,977)    (1,344,730)      (1,007,929)
                                                                       ------------   ------------     ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................  $   (733,702)  $ (1,362,807)    $ (1,031,535)
                                                                       ============   ============     ============



                       See Notes to Financial Statements.

Page 38-39

STATEMENTS OF CHANGES IN NET ASSETS
FIRST DEFINED PORTFOLIO FUND, LLC
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                          TARGET      THE DOW(SM)       GLOBAL           S&P
                                                                        MANAGED VIP      DART 10       TARGET 15      TARGET 24
                                                                         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------    -----------    -----------
Net investment income/(loss) ........................................  $      3,954   $     71,093    $    73,266    $    (5,369)
Net realized loss on investments and foreign currency
   transactions .....................................................      (395,174)      (493,357)       (36,037)      (186,949)
Net change in unrealized appreciation/(depreciation) of securities
   and foreign currency transactions during the year ................      (973,021)      (653,771)      (470,911)      (754,323)
                                                                       ------------   ------------    -----------    -----------
Net decrease in net assets resulting from operations ................    (1,364,241)    (1,076,035)      (433,682)      (946,641)
Net increase/(decrease) in net assets from Membership
   Interest transactions ............................................    11,294,401      1,230,239        484,492      2,252,584
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) in net assets ...............................     9,930,160        154,204         50,810      1,305,943

NET ASSETS:
Beginning of year ...................................................     2,126,046      4,064,339      2,290,582      3,461,475
                                                                       ------------   ------------    -----------    -----------
End of year .........................................................  $ 12,056,206   $  4,218,543    $ 2,341,392    $ 4,767,418
                                                                       ============   ============    ===========    ===========
Undistributed net investment income/(accumulated net
   investment loss) at end of year ..................................  $     23,707   $    110,203    $   159,630    $   (13,924)
                                                                       ============   ============    ===========    ===========


                                                                                       FIRST TRUST
                                                                         NASDAQ        10 UNCOMMON    VALUE LINE     FIRST TRUST
                                                                        TARGET 15        VALUES        TARGET 25       ENERGY
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------   ------------   -------------
Net investment income/(loss) ........................................    $  (62,001)  $    (76,886)  $    (19,089)  $      (4,065)
Net realized loss on investments and foreign currency
   transactions .....................................................    (1,246,818)    (3,423,955)      (236,139)       (229,047)
Net change in unrealized appreciation/(depreciation) of securities
   and foreign currency transactions during the year ................      (323,053)    (1,060,945)      (345,912)         33,158
                                                                       ------------   ------------   ------------   -------------
Net decrease in net assets resulting from operations ................    (1,631,872)    (4,561,786)      (601,140)       (199,954)
Net increase/(decrease) in net assets from Membership
   Interest transactions ............................................       943,998     (1,956,925)     3,077,867         517,628
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) in net assets ...............................      (687,874)    (6,518,711)     2,476,727         317,674

NET ASSETS:
Beginning of year ...................................................     4,792,960     13,270,391        499,429       2,069,018
                                                                       ------------   ------------   ------------   -------------
End of year .........................................................  $  4,105,086   $  6,751,680   $  2,976,156   $   2,386,692
                                                                       ============   ============   ============   =============
Undistributed net investment income/(accumulated net
   investment loss) at end of year ..................................  $   (139,846)  $   (339,225)  $    (34,533)  $      (7,805)
                                                                       ============   ============   ============   =============

                                                                       FIRST TRUST
                                                                        FINANCIAL     FIRST TRUST      FIRST TRUST
                                                                        SERVICES     PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                       ------------   ------------     ------------
Net investment income/(loss) ........................................  $      7,275   $    (18,077)    $    (23,606)
Net realized loss on investments and foreign currency
   transactions .....................................................      (111,600)      (641,479)        (501,496)
Net change in unrealized appreciation/(depreciation) of securities
   and foreign currency transactions during the year ................      (629,377)      (703,251)        (506,433)
                                                                       ------------   ------------     ------------
Net decrease in net assets resulting from operations ................      (733,702)    (1,362,807)      (1,031,535)
Net increase/(decrease) in net assets from Membership
   Interest transactions ............................................     1,307,576      1,042,020          769,896
                                                                       ------------   ------------     ------------
Net increase/(decrease) in net assets ...............................       573,874       (320,787)        (261,639)

NET ASSETS:
Beginning of year ...................................................     3,121,961      3,776,825        1,738,576
                                                                       ------------   ------------     ------------
End of year .........................................................  $  3,695,835   $  3,456,038     $  1,476,937
                                                                       ============   ============     ============
Undistributed net investment income/(accumulated net
   investment loss) at end of year ..................................  $      5,854   $    (36,465)    $    (52,067)
                                                                       ============   ============     ============





STATEMENTS OF CHANGES IN NET ASSETS
FIRST DEFINED PORTFOLIO FUND, LLC
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                          TARGET      THE DOW(SM)       GLOBAL           S&P
                                                                        MANAGED VIP      DART 10       TARGET 15      TARGET 24
                                                                         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------    -----------    -----------
Net investment income/(loss) ........................................  $     16,504   $     31,149    $    46,256    $    (1,315)
Net realized gain/(loss) on investments and foreign currency
   transactions .....................................................        39,761         78,961        137,803       (554,021)
Net change in unrealized appreciation/(depreciation) of securities and
   foreign currency transactions during the year ....................       (67,468)      (403,599)      (145,168)       (82,797)
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) in net assets resulting from operations .....       (11,203)      (293,489)        38,891       (638,133)
Net increase/(decrease) in net assets from Membership Interest
   transactions .....................................................     1,875,634      3,247,654        398,993      2,598,208
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) in net assets ...............................     1,864,431      2,954,165        437,884      1,960,075

NET ASSETS:
Beginning of year ...................................................       261,615      1,110,174      1,852,698      1,501,400
                                                                       ------------   ------------    -----------    -----------
End of year .........................................................  $  2,126,046   $  4,064,339    $ 2,290,582    $ 3,461,475
                                                                       ============   ============    ===========    ===========
Undistributed net investment income/(accumulated net investment
   loss) at end of year .............................................  $     19,753   $     39,110    $    86,364    $    (8,555)
                                                                       ============   ============    ===========    ===========



                                                                                       FIRST TRUST
                                                                         NASDAQ        10 UNCOMMON    VALUE LINE     FIRST TRUST
                                                                        TARGET 15        VALUES        TARGET 25       ENERGY
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------   ------------   -------------
Net investment income/(loss) ........................................  $    (40,277)  $   (155,662)  $     (7,001)  $      (2,628)
Net realized gain/(loss) on investments and foreign currency
   transactions .....................................................    (1,223,157)   (12,430,242)    (1,018,692)       (102,483)
Net change in unrealized appreciation/(depreciation) of securities and
   foreign currency transactions during the year ....................       402,506      4,443,385        517,914        (124,349)
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) in net assets resulting from operations .....      (860,928)    (8,142,519)      (507,779)       (229,460)
Net increase/(decrease) in net assets from Membership Interest
   transactions .....................................................     2,965,461       (709,641)      (123,854)      1,800,217
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) in net assets ...............................     2,104,533     (8,852,160)      (631,633)      1,570,757

NET ASSETS:
Beginning of year ...................................................     2,688,427     22,122,551      1,131,062         498,261
                                                                       ------------   ------------   ------------   -------------
End of year .........................................................  $  4,792,960   $ 13,270,391   $    499,429    $  2,069,018
                                                                       ============   ============   ============   =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year .............................................  $    (77,845)  $   (262,339)  $    (15,444)   $    (3,740)
                                                                       ============   ============   ============   =============




                                                                       FIRST TRUST
                                                                        FINANCIAL     FIRST TRUST      FIRST TRUST
                                                                        SERVICES     PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                       ------------   ------------     ------------
Net investment income/(loss) ........................................  $       (141)  $    (13,744)    $    (15,217)
Net realized gain/(loss) on investments and foreign currency
   transactions .....................................................      (168,388)       (25,083)      (1,199,941)
Net change in unrealized appreciation/(depreciation) of securities and
   foreign currency transactions during the year ....................        46,814       (155,539)         626,974
                                                                       ------------   ------------     ------------
Net increase/(decrease) in net assets resulting from operations .....      (121,715)      (194,366)        (588,184)
Net increase/(decrease) in net assets from Membership Interest
   transactions .....................................................     2,212,649      2,703,771        1,280,520
                                                                       ------------   ------------     ------------
Net increase/(decrease) in net assets ...............................     2,090,934      2,509,405          692,336

NET ASSETS:
Beginning of year ...................................................     1,031,027      1,267,420        1,046,240
                                                                       ------------   ------------     ------------
End of year .........................................................  $  3,121,961   $  3,776,825     $  1,738,576
                                                                       ============   ============     ============
Undistributed net investment income/(accumulated net investment
   loss) at end of year .............................................  $     (1,421)  $    (18,388)    $    (28,461)
                                                                       ============   ============     ============




                       See Notes to Financial Statements.

Page 40-41

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FIRST DEFINED PORTFOLIO FUND, LLC
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                          TARGET      THE DOW(SM)       GLOBAL           S&P
                                                                        MANAGED VIP      DART 10       TARGET 15      TARGET 24
                                                                       PORTFOLIO (A)   PORTFOLIO       PORTFOLIO    PORTFOLIO (B)
                                                                       ------------   ------------    -----------   -------------
AMOUNT:
Sold ................................................................  $ 12,855,619   $  3,235,054    $ 1,592,177    $ 4,173,128
Redeemed ............................................................    (1,561,218)    (2,004,815)    (1,107,685)    (1,920,544)
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) .............................................  $ 11,294,401   $  1,230,239    $   484,492    $ 2,252,584
                                                                       ============   ============    ===========    ===========
MEMBERSHIP INTERESTS:
Sold ................................................................     1,853,224        392,472        168,300        590,853
Redeemed ............................................................      (248,098)      (264,153)      (121,163)      (295,740)
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) .............................................     1,605,126        128,319         47,137        295,113
                                                                       ============   ============    ===========    ===========




                                                                                     FIRST TRUST        VALUE
                                                                         NASDAQ       10 UNCOMMON        LINE        FIRST TRUST
                                                                        TARGET 15       VALUES         TARGET 25       ENERGY
                                                                        PORTFOLIO      PORTFOLIO     PORTFOLIO (C)    PORTFOLIO
                                                                       ------------   ------------   ------------   -------------
AMOUNT:
Sold ................................................................  $  2,621,776   $  2,371,843   $  3,563,808   $   1,780,037
Redeemed ............................................................    (1,677,778)    (4,328,768)      (485,941)     (1,262,409)
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) .............................................  $    943,998   $ (1,956,925)  $  3,077,867   $     517,628
                                                                       ============   ============   ============   =============
MEMBERSHIP INTERESTS:
Sold ................................................................       305,610        556,259      1,306,088         157,085
Redeemed ............................................................      (222,515)    (1,033,295)      (168,102)       (118,924)
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) .............................................        83,095       (477,036)     1,137,986          38,161
                                                                       ============   ============   ============   =============


                                                                       FIRST TRUST
                                                                        FINANCIAL     FIRST TRUST      FIRST TRUST
                                                                        SERVICES     PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                       ------------   ------------     ------------
AMOUNT:
Sold ................................................................  $  2,640,274   $  2,791,401     $  1,634,092
Redeemed ............................................................    (1,332,698)    (1,749,381)        (864,196)
                                                                       ------------   ------------     ------------
Net increase/(decrease) .............................................  $  1,307,576   $  1,042,020     $    769,896
                                                                       ============   ============     ============
MEMBERSHIP INTERESTS:
Sold ................................................................       226,267        271,323          341,050
Redeemed ............................................................      (123,839)      (184,772)        (205,423)
                                                                       ------------   ------------     ------------
Net increase/(decrease) .............................................       102,428         86,551          135,627
                                                                       ============   ============     ============

----------------------------
 (a) Formerly Dow Target 5 Portfolio
 (b) Formerly S&P Target 10 Portfolio
 (c) Formerly First Trust Internet Portfolio




STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FIRST DEFINED PORTFOLIO FUND, LLC
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                          TARGET      THE DOW(SM)       GLOBAL           S&P
                                                                        MANAGED VIP      DART 10       TARGET 15      TARGET 24
                                                                       PORTFOLIO (A)   PORTFOLIO       PORTFOLIO    PORTFOLIO (B)
                                                                       ------------   ------------    -----------   -------------
AMOUNT:
Sold ................................................................  $  2,362,076   $  4,089,071    $ 1,972,854    $ 3,671,507
Redeemed ............................................................      (486,442)      (841,417)    (1,573,861)    (1,073,299)
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) .............................................  $  1,875,634   $  3,247,654    $   398,993    $ 2,598,208
                                                                       ============   ============    ===========    ===========
MEMBERSHIP INTERESTS:
Sold ................................................................       283,890        455,850        205,738        462,095
Redeemed ............................................................       (54,674)       (90,657)      (155,923)      (138,135)
                                                                       ------------   ------------    -----------    -----------
Net increase/(decrease) .............................................       229,216        365,193         49,815        323,960
                                                                       ============   ============    ===========    ===========

                                                                                      FIRST TRUST       VALUE
                                                                         NASDAQ       10 UNCOMMON        LINE        FIRST TRUST
                                                                        TARGET 15       VALUES         TARGET 25       ENERGY
                                                                        PORTFOLIO      PORTFOLIO     PORTFOLIO (C)    PORTFOLIO
                                                                       ------------   ------------   ------------   -------------
AMOUNT:
Sold ................................................................  $  3,588,472   $ 11,799,526   $    845,672   $   2,902,065
Redeemed ............................................................      (623,011)   (12,509,167)      (969,526)     (1,101,848)
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) .............................................  $  2,965,461   $   (709,641)  $   (123,854)  $   1,800,217
                                                                       ============   ============   ============   =============
MEMBERSHIP INTERESTS:
Sold ................................................................       370,531      1,800,659        153,630         229,377
Redeemed ............................................................       (61,046)    (1,978,951)      (154,641)        (77,532)
                                                                       ------------   ------------   ------------   -------------
Net increase/(decrease) .............................................       309,485       (178,292)        (1,011)        151,845
                                                                       ============   ============   ============   =============


                                                                       FIRST TRUST
                                                                        FINANCIAL     FIRST TRUST      FIRST TRUST
                                                                        SERVICES     PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                       ------------   ------------     ------------
AMOUNT:
Sold ................................................................  $  3,856,503   $  3,719,812     $  3,156,078
Redeemed ............................................................    (1,643,854)    (1,016,041)      (1,875,558)
                                                                       ------------   ------------     ------------
Net increase/(decrease) .............................................  $  2,212,649   $  2,703,771     $  1,280,520
                                                                       ============   ============     ============
MEMBERSHIP INTERESTS:
Sold ................................................................       329,754        303,361          488,818
Redeemed ............................................................      (141,184)       (83,879)        (290,415)
                                                                       ------------   ------------     ------------
Net increase/(decrease) .............................................       188,570        219,482          198,403
                                                                       ============   ============     ============

----------------------------
 (a) Formerly Dow Target 5 Portfolio
 (b) Formerly S&P Target 10 Portfolio
 (c) Formerly First Trust Internet Portfolio


                       See Notes to Financial Statements.

Page 42-43

FINANCIAL HIGHLIGHTS

TARGET MANAGED VIP PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02(A)      12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      8.19     $      8.62       $      8.04       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................       (0.00)++#        0.18++            0.06              0.05
 Net realized and unrealized gain/(loss) on investments .       (1.72)          (0.61)             0.52             (2.01)
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.72)          (0.43)             0.58             (1.96)
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      6.47     $      8.19       $      8.62       $      8.04
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (21.00)%         (4.99)%            7.21%           (19.60)%
                                                          =============   =============     =============     =============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $    12,056     $     2,126       $       262       $        80
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment income to average net assets ...        0.06%           2.20%             2.45%             2.28%**
 Portfolio turnover rate ................................       78.53%          47.95%            54.04%               --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        2.73%          12.69%            74.48%           215.88%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.
#    Amount represents less than $0.01 per share.
(a)  Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the
     Fund changed its name from the DowSM Target 5 Portfolio to the Target Managed VIP Portfolio.
     The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                           See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

THE DOW(SM) DART10 PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02        12/31/01          12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      8.54     $     10.02       $      9.22       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................        0.12++          0.14++            0.05              0.02
 Net realized and unrealized gain/(loss) on investments .       (1.68)          (1.62)             0.75             (0.80)
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.56)          (1.48)             0.80             (0.78)
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      6.98     $      8.54       $     10.02       $      9.22
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (18.27)%        (14.77)%            8.68%            (7.80)%
                                                          =============   =============     =============     =============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     4,219     $     4,064       $     1,110       $       101
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment income to average net assets ...        1.52%           1.53%             1.19%             1.01%**
 Portfolio turnover rate ................................       76.19%          38.16%            33.59%             --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        3.13%           5.59%            14.84%           182.94%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GLOBAL TARGET 15 PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02        12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      9.66     $      9.90       $      9.71       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................        0.25++          0.26++            0.15              0.06
 Net realized and unrealized gain/(loss) on investments .       (1.67)          (0.50)             0.04             (0.35)
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.42)          (0.24)             0.19             (0.29)
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      8.24     $      9.66       $      9.90       $      9.71
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (14.70)%         (2.42)%            1.96%            (2.90)%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     2,341     $     2,291       $     1,853       $       252
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment income to average net assets ...        2.73%           2.77%             5.93%             2.77%**
 Portfolio turnover rate ................................       56.92%         105.85%            20.39%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        4.50%           6.73%            14.89%            51.39%**

--------------------------------------------------
 *   The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

S&P TARGET 24 PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02(A)     12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      7.19     $      9.54       $     11.83       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.01)          (0.01)++          (0.03)            (0.02)
 Net realized and unrealized gain/(loss) on investments .       (1.04)          (2.34)            (2.26)             1.85
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.05)          (2.35)            (2.29)             1.83
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      6.14     $      7.19       $      9.54       $     11.83
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (14.60)%        (24.63)%          (19.36)%           18.30%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     4,767     $     3,461       $     1,501       $       273
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment loss to average net assets .....       (0.10)%         (0.07)%           (0.71)%           (1.04)%**
 Portfolio turnover rate ................................      199.84%          95.30%            64.22 %           --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        2.96%           5.67%            10.85%            96.12%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.
(a)  Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the
     Fund changed its name from the S&PTarget 10 Portfolio to the S&P Target 24 Portfolio. The
     Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                               See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NASDAQ TARGET 15 PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02        12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      9.25     $     12.88       $     14.60       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.08)          (0.13)++          (0.16)            (0.05)++
 Net realized and unrealized gain/(loss) on investments .       (2.34)          (3.50)            (1.56)             4.65
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (2.42)          (3.63)            (1.72)             4.60
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      6.83     $      9.25       $     12.88       $     14.60
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (26.16)%        (28.18)%          (11.78)%           46.00%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     4,105     $     4,793       $     2,688       $       410
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment loss to average net assets .....       (1.25)%         (1.31)%           (1.46)%           (1.44)%**
 Portfolio turnover rate ................................       97.68%          63.71%            72.40%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        3.03%           4.32%             5.47%            90.16%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02        12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      5.40     $      8.39       $     11.40       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.03)++        (0.07)            (0.02)            (0.02)
 Net realized and unrealized gain/(loss) on investments .       (1.96)          (2.92)            (2.99)             1.42
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.99)          (2.99)            (3.01)             1.40
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      3.41     $      5.40       $      8.39       $     11.40
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (36.85)%        (35.64)%          (26.40)%           14.00%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     6,752     $    13,270       $    22,123       $       125
 Ratio of operating expenses to average net assets ......        1.37%           1.37%             1.37%             1.47%**
 Ratio of net investment loss to average net assets .....       (0.78)%         (1.00)%           (1.15)%           (0.65)%**
 Portfolio turnover rate ................................      105.51%         149.77%            98.80%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        2.29%           2.28%             2.47%           144.82%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

VALUE LINE TARGET 25 PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02(A)     12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      4.15     $      9.32       $     16.33       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.03)++        (0.06)            (0.03)            (0.04)
 Net realized and unrealized gain/(loss) on investments .       (1.75)          (5.11)            (6.98)             6.37
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.78)          (5.17)            (7.01)             6.33
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      2.37     $      4.15       $      9.32       $     16.33
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (42.89)%        (55.47)%          (42.93)%           63.30%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     2,976     $       499       $     1,131       $       187
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment loss to average net assets .....       (1.22)%         (1.42)%           (1.40)%           (1.37)%**
 Portfolio turnover rate ................................       48.99%         209.84%            71.51%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        6.72%          19.43%            16.73%           136.02%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.
(a)  Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the
     Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25
     Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                             See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FIRST TRUST ENERGY PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02         12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $     11.29     $     15.87       $     11.23       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.02)++        (0.04)++          (0.02)            (0.01)
 Net realized and unrealized gain/(loss) on investments .       (0.49)          (4.54)             4.66              1.24
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (0.51)          (4.58)             4.64              1.23
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $     10.78     $     11.29       $     15.87       $     11.23
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................       (4.52)%        (28.86)%           41.32%            12.30%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     2,387     $     2,069       $         498     $       114
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment loss to average
   net assets ...........................................       (0.16)%         (0.29)%           (0.50)%           (0.50)%**
 Portfolio turnover rate ................................       55.39%         113.79%            28.14%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        4.66%          10.87%            44.00%           111.63%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02         12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $     11.68     $     13.09       $     10.49       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment gain/(loss) .............................        0.02           (0.00)++#         (0.01)            (0.00)#
 Net realized and unrealized gain/(loss) on investments .       (1.70)          (1.41)             2.61              0.49
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (1.68)          (1.41)             2.60              0.49
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $     10.00     $     11.68       $     13.09       $     10.49
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (14.38)%        (10.77)%           24.79%             4.90%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     3,696     $     3,122       $     1,031       $       130
 Ratio of operating expenses to average net assets ......        1.47%            1.47%            1.47%             1.47%**
 Ratio of net investment income/(loss) to average
   net assets ...........................................        0.18%          (0.01)%           (0.17)%           (0.19)%**
 Portfolio turnover rate ................................       29.62%         127.11%           154.13%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        3.37%           6.72%            13.62%           115.60%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.
#    Amount represents less than $0.01 per share.

                          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FIRST TRUST PHARMACEUTICAL PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR             PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02         12/31/01         12/31/00          12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $     12.06     $     13.54       $     10.37       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:

 Net investment loss ....................................       (0.03)          (0.09)++          (0.03)            (0.02)
 Net realized and unrealized gain/(loss) on investments .       (3.38)          (1.39)             3.20              0.39
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (3.41)          (1.48)             3.17              0.37
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      8.65     $     12.06       $     13.54       $     10.37
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (28.28)%        (10.93)%           30.57%             3.70%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

 Net assets, end of period (in 000's) ................... $     3,456     $     3,777       $     1,267       $       135
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment loss to average net assets .....       (0.49)%         (0.73)%           (0.61)%           (0.79)%**
 Portfolio turnover rate ................................       72.48%          50.46%            88.46%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        3.64%           5.96%            13.46%           147.68%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FIRST TRUST TECHNOLOGY PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              YEAR            YEAR              YEAR            PERIOD
                                                              ENDED           ENDED             ENDED            ENDED
                                                            12/31/02         12/31/01           12/31/00        12/31/99*
                                                          -------------   -------------     -------------     -------------
 Net asset value, beginning of period ................... $      5.79     $     10.25       $     13.41       $     10.00
                                                          -------------   -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.06)++        (0.09)++          (0.10)            (0.03)
 Net realized and unrealized gain/(loss) on investments .       (2.34)          (4.37)            (3.06)             3.44
                                                          -------------   -------------     -------------     -------------
 Total from investment operations .......................       (2.40)          (4.46)            (3.16)             3.41
                                                          -------------   -------------     -------------     -------------
 Net asset value, end of period ......................... $      3.39     $      5.79       $      10.25      $     13.41
                                                          =============   =============     =============     =============
 TOTAL RETURN+ ..........................................      (41.45)%        (43.51)%          (23.56)%           34.10%
                                                          =============   =============     =============     =============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ................... $     1,477     $     1,739       $     1,046       $       162
 Ratio of operating expenses to average net assets ......        1.47%           1.47%             1.47%             1.47%**
 Ratio of net investment loss to average net assets .....       (1.37)%         (1.38)%           (1.42)%           (1.38)%**
 Portfolio turnover rate ................................       60.86%         185.60%            98.66%            --
 Ratio of operating expenses to average net assets
   without fee waivers and expenses reimbursed ..........        6.23%           9.38%            11.39%           115.26%**

--------------------------------------------------
*    The Fund commenced operations on October 6, 1999.
**   Annualized.
+    Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++   Per share values have been calculated using the average shares method.

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

                       1. SIGNIFICANT ACCOUNTING POLICIES

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a "Delaware limited liability company" on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Registrant offers eleven managed investment portfolios that may be divided into two general categories: Target Managed VIP Portfolio (formerly DowSM Target 5 Portfolio), the DowSM DART 10 Portfolio, Global Target 15 Portfolio, S&P Target 24 Portfolio (formerly S&P Target 10 Portfolio), NASDAQ Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, and Value Line Target 25 Portfolio (formerly First Trust Internet Portfolio), (the "Strategy Funds"); and First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio, (the "Sector Funds"), (each, a "Fund," collectively, the "Funds"). Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in membership interests (each, an "Interest," collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of a Fund's portfolio. Fund Interests are not offered directly to the public. Fund Interests are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Funds have indirect rights to the Registrant's Interest. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

Generally, a Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of, the Board of Trustees of the Registrant. Portfolio securities for which the primary market is a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. Securities for which quotations are not readily available are valued at fair value as determined under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Registrant's Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and net realized long-term and short-term capital gains of all Funds may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. All dividends paid by a Fund will be reinvested into additional Interests.

FEDERAL INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of American Skandia and is not taxed separately. The Registrant intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Funds are charged directly to that Fund. General expenses of the Registrant are allocated to all the Funds based upon the relative net assets of each Fund.

          2. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust Advisors L.P. ("First Trust") is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation, (formerly Nike' Securities Corporation). First Trust serves as investment advisor to the Funds pursuant to an Investment Advisory and Management Agreement. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Fund's average daily net assets.

From time to time First Trust may waive a portion or all of the fees otherwise payable to it and/or reimburse expenses. First Trust has voluntarily undertaken to waive its fees and reimburse expenses through September 30, 2003, so that total expenses do not exceed 1.47% of each Fund's average daily net assets. However, with respect to First Trust 10 Uncommon Values Portfolio, First Trust has agreed to waive fees and reimburse expenses through September 30, 2003, so that total expenses do not exceed 1.37% of the average daily net asset value of the Fund. The fees waived and reimbursed, for the year ended December 31, 2002, by the advisor, are as follows:

                                              FEES WAIVED   EXPENSES REIMBURSED
                                              -----------   -------------------

Target Managed VIP Portfolio ...............    $36,631           $40,700
The DowSM DART 10 Portfolio ................     28,017            49,286
Global Target 15 Portfolio .................     16,092            65,241
S&P Target 24 Portfolio ....................     31,025            45,791
NASDAQ Target 15 Portfolio .................     29,811            47,456
First Trust 10 Uncommon Values Portfolio ...     59,183            30,934
Value Line Target 25 Portfolio .............      9,308            72,650
First Trust Energy Portfolio ...............     15,179            65,579
First Trust Financial Services Portfolio ...     24,850            53,848
First Trust Pharmaceutical Portfolio .......     22,003            57,391
First Trust Technology Portfolio ...........     10,342            71,657

PFPC, Inc. ("PFPC"), serves as the Registrant's administrator. In addition, PFPC also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

J.P. Morgan Chase & Company serves as the custodian to the Funds.

No officer or employee of First Trust or First Trust Portfolios L.P. ("FTP") (formerly Nike' Securities L.P.) received any compensation from the Registrant for serving as an officer or Trustee of the Registrant. The Registrant pays each Trustee who is not an officer or employee of First Trust or FTP or any of their affiliates $15,000 per annum plus $125 per portfolio per regularly scheduled meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

                             3. 12B-1 SERVICING PLAN

The Registrant, on behalf of each Fund, has adopted a 12b-1 Service Plan, (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Funds will be subject to an annual service fee.

FTP serves as the selling agent and distributor of Interests of the Funds. In this capacity, FTP manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Fund may spend up to 0.25% per year, of the average daily net assets of its Interests, as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sales and distribution of a Fund's Interest including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of the Funds, and any distribution-related expenses that may be authorized by the Trustees.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2002, were as follows:

                                                 PURCHASES             SALES
                                                 ---------          -----------

Target Managed VIP Portfolio ..................  $16,151,592         $4,860,301
The DowSM DART 10 Portfolio ...................    4,819,531          3,558,432
Global Target 15 Portfolio ....................    2,088,469          1,510,310
S&P Target 24 Portfolio .......................   12,593,104         10,280,775
NASDAQ Target 15 Portfolio ....................    5,825,046          4,852,979
First Trust 10 Uncommon Values Portfolio ......   10,572,665         12,632,701
Value Line Target 25 Portfolio ................    3,792,867            765,413
First Trust Energy Portfolio ..................    1,978,503          1,408,652
First Trust Financial Services Portfolio ......    2,538,413          1,225,254
First Trust Pharmaceutical Portfolio ..........    3,732,483          2,693,798
First Trust Technology Portfolio ..............    1,811,506          1,056,570

                             5. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Membership Interests without par value of one or more series.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

                            6. CONCENTRATION OF RISK

The Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U. S. government.

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities law or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities, which cannot be sold by a Fund without registration under the Securities Act of 1933, as amended, a Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Fund to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

Each Fund is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This can expose each Fund to potentially greater market fluctuations than might be experienced by a diversified fund. Each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

                  7. BOARD OF TRUSTEES AND OFFICERS - UNAUDITED

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 621-1675.


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS
     NAME, (DOB), ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
      POSITION(S) WITH TRUST     LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

Richard Erickson, Trustee         o Indefinite term      Physician, Sportsmed /         11 portfolios            NONE
D.O.B. 04/51                      o 3 years served       Wheaton Orthopedics
327 Gundersen Drive
Carol Stream, IL 60188

Niel Nielson, Trustee             o Indefinite term      President, Covenant            11 portfolios         Director of Good
D.O.B. 03/54                      o 3 years served       College (June 2002-Present)                          News Publishers
14049 Scenic Highway                                     (Pastor (1997 to June 2002),
Lookout Mt, GA 30750                                     College Church in Wheaton;
                                                         Partner (1996 to 1997),
                                                         Ritchie Capital, Wheaton,
                                                         IL 60187, Markets
                                                         (Options Trading);
                                                         Vice President
                                                         (1995 to 1996), The
                                                         Service-Master Company


--------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,          o Indefinite term      President, First Trust        11 portfolios          Bondwave LLC
President, Chairman of the        o 3 years served       Advisors and First Trust
Board and CEO                                            Portfolios
D.O.B. 09/55
1001 Warrenville Road
Suite 300
Lisle, IL 60532



--------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

Robert F. Carey, Vice             o Indefinite term     Senior Vice President,            N/A               N/A
President                         o 3 years served      First Trust Advisors and
D.O.B. 07/63                                            First Trust Portfolios
1001 Warrenville Road
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2002

            7. BOARD OF TRUSTEES AND OFFICERS - UNAUDITED (CONTINUED)

                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS
     NAME, (DOB), ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
      POSITION(S) WITH TRUST     LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------------
                                             OFFICER(S) WHO ARE NOT TRUSTEES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,      o Indefinite term       Chief Financial Officer,           N/A                  N/A
Controller, Chief Financial      o 3 years served        Senior Vice President,
Officer, Chief Accounting                                First Trust Advisors and
Officer                                                  First Trust Portfolios
D.O.B. 11/57
1001 Warrenville Road
Suite 300
Lisle, IL 60532



W. Scott Jardine, Secretary      o Indefinite term       Senior Vice President              N/A                  N/A
D.O.B. 05/60                     o 3 years served        and General Counsel,
1001 Warrenville Road                                    First Trust Advisors and
Suite 300                                                First Trust Portfolios
Lisle, IL 60532

Roger Testin                     o Indefinite term       Vice President, First              N/A                  N/A
Vice President                   o 9 months served       Trust Advisors; Analyst,
D.O.B. 06/66                                             Dolan Capital
1001 Warrenville Road                                    Management; Investment
Suite 300                                                Supervisor, Zurich
Lisle, IL 60532                                          Kemper Investments


Susan M. Brix                    o Indefinite term       Representative, Nike               N/A                  N/A
Assistant Vice President         o 3 years served        Securities; Assistant
D.O.B. 01/60                                             Portfolio Manager, First
1001 Warrenville Road                                    Trust Advisors
Suite 300
Lisle, IL 60532

-------------------
   * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE INTEREST HOLDERS AND BOARD OF TRUSTEES OF FIRST DEFINED PORTFOLIO FUND,
LLC:

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the First Defined Portfolio Fund, LLC (the "Funds," comprising, respectively, Target Managed VIP Portfolio, The DowSM DART 10 Portfolio, Global Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, Value Line Target 25 Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 6, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by the appropriate auditing procedures where replies from brokers were not recieved. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the First Defined Portfolio Fund, LLC at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 6, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                              [GRAPHIC OMITTED]
                                               ERNST AND YOUNG LOGO

Boston, Massachusetts
January 31, 2003